                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              Rome Bancorp, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                                    [LOGO]

                                         April 5, 2000


Dear Shareholder:

     You are cordially invited to attend the year 2000 Annual Meeting of Shareholders of Rome Bancorp, Inc., the holding company for The Rome Savings Bank, which will be held on May 3, 2000 at 6:30 p.m., local time, at the main office of The Rome Savings Bank, 100 W. Dominick Street, Rome, New York, 13440-5810 (the "Annual Meeting").

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business that we will transact at the Annual Meeting. In addition to the formal items of business, management will report on the operations and activities of Rome Bancorp and Rome Savings and you will have an opportunity to ask questions.

     The Board of Directors of Rome Bancorp has determined that an affirmative vote on each matter to be considered at the Annual Meeting is in the best interests of Rome Bancorp and its shareholders and unanimously recommends a vote "FOR" each of these matters.

     Please complete, sign and return the enclosed proxy card promptly, whether or not you plan to attend the Annual Meeting. Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person at the Annual Meeting but will assure that your vote is counted if you cannot attend.

     On behalf of the Board of Directors and the employees of Rome Bancorp and Rome Savings, we thank you for your continued support and look forward to seeing you at the Annual Meeting.


                                    Sincerely yours,




                                    /s/ Charles M. Sprock
                                    ------------------------------------
                                    Charles M. Sprock
                                    Chairman, President and Chief Executive
                                       Officer

                              Rome Bancorp, Inc.
                             100 W. Dominick Street
                           Rome, New York 13440-5810


                    Notice of Annual Meeting of Shareholders

                                Date:   Wednesday, May 3, 2000
                                Time:   6:30 p.m., local time
                                Place:  The Rome Savings Bank
                                        100 W. Dominick
                                        Rome, New York 13440-5810

     At our 2000 Annual Meeting, we will ask you to:

     1. Elect two directors to serve for a three-year term to expire at the 2003 annual meeting. The following two directors are the Board of Director's nominees:

          Richard H. McMahon        Marion C. Scoville

     2. Ratify the appointment of KPMG LLP as our independent public accountants for the fiscal year ending December 31, 2000;

     3.   Adopt the Rome Bancorp, Inc. 2000 Stock Option Plan;

     4.   Adopt the Rome Bancorp, Inc. 2000 Recognition and Retention Plan; and

     5. Transact any other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.

     You may vote at the Annual Meeting if you were a shareholder of Rome Bancorp at the close of business on March 20, 2000, the record date.


                                    By Order of the Board of Directors,



                                    /s/ Marion C. Scoville
                                    ----------------------------
                                    Marion C. Scoville
                                    Corporate Secretary

Rome, New York
April 5, 2000


==============================================================================
You are cordially invited to attend the Annual Meeting. It is important that your shares be represented regardless of the number of shares you own. The Board of Directors urges you to sign, date and mark the enclosed proxy card promptly and return it in the enclosed envelope. Returning the proxy card will not prevent you from voting in person if you attend the Annual Meeting.
===============================================================================

                              GENERAL INFORMATION

General

     We have sent you this Proxy Statement and enclosed proxy card because the Board of Directors is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you will need to know to cast an informed vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card and your votes will be cast for you at the Annual Meeting. This process is described below in the section entitled "Voting Rights."

     We began mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy card on or about April 5, 2000 to all shareholders entitled to vote. If you owned common stock of Rome Bancorp at the close of business on March 20, 2000, the record date, you are entitled to vote at the Annual Meeting. On the record date, there were 3,400,776 shares of common stock outstanding.

Quorum

     A quorum of shareholders is necessary to hold a valid meeting. If the holders of at least a majority of the total number of the outstanding shares of common stock entitled to vote are represented in person or by proxy at the Annual Meeting, a quorum will exist. We will include proxies marked as abstentions and broker non-votes to determine the number of shares present at the Annual Meeting.

Voting Rights

     You are entitled to one vote at the Annual Meeting for each share of the common stock of Rome Bancorp that you owned as of record at the close of business on March 20, 2000. The number of shares you own (and may vote) is listed at the top of the back of the proxy card.

     You may vote your shares at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot, which we will provide to you at the Annual Meeting. To vote by proxy, you must complete, sign and return the enclosed proxy card. If you properly complete your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares FOR each of the proposals identified in the Notice
                            ---
of the Annual Meeting.

     If any other matter is presented, your proxy will vote the shares represented by all properly executed proxies on such matters as a majority of the Board of Directors determines. As of the date of this Proxy Statement, we know of no other matters that may be presented at the Annual Meeting, other than those listed in the Notice of the Annual Meeting.

Vote by Rome, MHC

     Rome, MHC is the holding company of Rome Bancorp which was formed pursuant to the reorganization of Rome Savings to a mutual holding company structure on October 6, 1999. As indicated under "Security Ownership of Certain Beneficial Owners and Management," Rome, MHC owns 51%, or 1,734,396 shares, of the outstanding common stock of Rome Bancorp. All shares of common stock owned by Rome, MHC will be voted in accordance with the instructions of the Board of Trustees of Rome, MHC. Rome, MHC is expected to vote such shares "FOR" Proposals 1, 2 and 5. While Rome, MHC also intends to vote "FOR" Proposals 3 and 4, the adoption of these proposals requires the approval of a majority of the total votes of the common stock issued and outstanding exclusive of the shares owned by Rome, MHC.

Vote Required

     For the election of directors under Proposal 1, the nominees who receive the most votes will be elected. Under this voting standard, a failure to vote or an indication of "WITHHOLD AUTHORITY" on your proxy card with respect to any
nominee will not count "FOR" or "AGAINST" that nominee.   A broker non-vote will
have no effect on the outcome of this proposal because only a plurality of votes cast is required to elect a director. You may not vote your shares cumulatively for the election of directors. Because Rome, MHC owns more than 50% of Rome Bancorp's outstanding shares, we expect that Rome, MHC will control the outcome of the vote on Proposal 1.

     In order to implement each of Proposal 3 and Proposal 4, the majority of the outstanding shares of our common stock that are not held by Rome, MHC must be voted "FOR" each proposal. Under this voting standard, we must treat an abstention or failure to vote the same as a vote "AGAINST" a proposal. Shares for which no vote is cast or for which the "ABSTAIN" box has been selected on the proxy card, will be treated the same as a vote "AGAINST" each proposal. A broker non-vote with respect to either of these proposals will be treated the same as a vote "AGAINST" that proposal.

     In order to implement each of Proposal 2 and Proposal 5, we must obtain the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting and entitled to vote on each proposal. Under this voting standard, shares as to which the "ABSTAIN" box has been selected on the proxy card will count as shares represented and entitled to vote and will be treated as votes "AGAINST" a proposal. Shares for which no vote is cast with respect to a proposal will be treated as shares that are not represented and will have no effect on the outcome of the vote for that proposal. A broker non-vote with respect to either of these proposals will be treated as shares that are not represented and will have no effect on the outcome of that proposal. Because Rome, MHC owns more than 50% of Rome Bancorp's outstanding shares, we expect that Rome, MHC will control the outcome of the votes on Proposal 2 and Proposal 5.

Confidential Voting Policy

     Rome Bancorp maintains a policy of keeping shareholder votes confidential. We only let our Inspector of Election and certain employees of our independent tabulating agent examine the voting materials. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward any written comments that you may have to management.

Revoking Your Proxy

     You may revoke your proxy at any time before it is exercised by:

 .    Filing with the Corporate Secretary a letter revoking the proxy;
 .    Submitting another signed proxy with a later date; and
 .    Attending the Annual Meeting and voting in person, provided you file a written revocation with the Secretary of the Annual Meeting prior to the voting of such proxy.

     If your shares are not registered in your own name, you will need appropriate documentation from your shareholder of record to vote personally at the Annual Meeting. Examples of such documentation include a broker's statement, letter or other document that will confirm your ownership of shares of Rome Bancorp.

Solicitation of Proxies

     Rome Bancorp will pay the costs of soliciting proxies from its shareholders. Directors, officers or employees of Rome Bancorp and Rome Savings may solicit proxies by:

 .    mail;
 .    telephone; and
 .    other forms of communication.

     We will also reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.

Interest of Certain Persons in Matters to be Acted Upon

     Our directors, officers and employees will be granted stock options under the Rome Bancorp, Inc. 2000 Stock Option Plan being presented for shareholder approval in Proposal 3, if our shareholders approve Proposal 3. Our directors, officers and employees will be awarded restricted stock under the Rome Bancorp, Inc. 2000 Recognition and Retention Plan being presented for shareholder approval in Proposal 4, if our shareholders approve Proposal 4. As a result, our directors, officers and employees have a personal interest in the outcome of the vote on Proposals 3 and 4.

Obtaining an Annual Report on Form 10-KSB

     If you would like a copy of our Annual Report on Form 10-KSB and audited financials for the year ended December 31, 1999, which will be filed with the Securities and Exchange Commission ("SEC"), we will send you one (without exhibits) free of charge. Please write to:

     Marion C. Scoville
     Corporate Secretary
     Rome Bancorp, Inc.
     100 W. Dominick Street
     Rome, New York 13440-5810

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Shareholders of Rome Bancorp

     The following table contains common stock ownership information for persons known to Rome Bancorp to "beneficially own" 5% or more of Rome Bancorp's common stock as of December 31, 1999. In general, beneficial ownership includes those shares that a person has the power to vote, sell, or otherwise dispose. Beneficial ownership also includes that number of shares which an individual has the right to acquire within 60 days (such as stock options) of the date this table was prepared. Two or more persons may be considered the beneficial owner of the same shares. We obtained the information provided in the following table from filings with the SEC and with Rome Bancorp. In this proxy statement, "voting power" is the power to vote or direct the voting of shares, and "investment power" includes the power to dispose or direct the disposition of shares.

                  Name and Address of     Amount and Nature of
Title of Class      Beneficial Owner       Beneficial Ownership    Percent
--------------      ----------------       --------------------    -------
Common Stock      Rome, MHC
                  100 W. Dominick Street        1,734,396           51.0%
                  Rome, New York 13440-5810

Security Ownership of Management

     The following table shows the number of shares of Rome Bancorp's common stock beneficially owned by each director, and all directors and executive officers of Rome Bancorp as a group, as of December 31, 1999. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock listed next to their name.

                                                        Amount and Nature            Percent of
                            Position with                 of Beneficial             Common Stock
   Name                   Rome Bancorp (1)                 Ownership (2)            Outstanding (3)
----------------------  ----------------------      -----------------------    -----------------------
Bruce R. Engelbert        Director                          15,000                          *
David C. Grow (4)         Director                          15,400                          *
Kirk B. Hinman (5)        Director                          22,000                          *
T. Richard Leidig (6)     Director                          22,000                          *
Richard H. McMahon (7)    Director                          22,000                          *
Marion C. Scoville        Director                           4,285                          *
Charles M. Sprock         Chairman, President                                               *
                          and Chief Executive
                          Officer                           22,000
Michael J. Valentine      Director                          22,000                          *
All directors and executive
officers as a group (13)                                   298,307                          8.77%
persons (8)

_____________________
* Less than one percent of the total outstanding shares of common stock.

(1)     Titles are for both Rome Bancorp and Rome Savings.
(2)     All shares are common stock of Rome Bancorp, par value $0.01.
(3) Based on a total of 3,400,776 shares of Rome Bancorp's common stock outstanding as of December 31, 1999.
(4) Includes 7,100 shares held in Mr. Grow's Individual Retirement Account ("IRA"), 700 shares held in his spouse's IRA and 100 shares held by his daughter. Mr. Grow disclaims beneficial ownership of the shares held by his wife and his daughter, over which he has neither voting nor investment powers.
(5)     These shares are held jointly with Mr. Hinman's spouse.
(6)     These shares are held individually by Mr. Leidig's spouse.
(7)     Includes 7,100 shares held in Mr. McMahon's IRA.
(8) The number of shares for all executive officers and directors as a group includes 133,310 shares held by the ESOP Trust, over which certain directors and executive officers may be deemed to have shared investment power. The shares have not yet been allocated to the individual accounts of the executive officers as of December 31, 1999. The individual participants in the ESOP have shared voting power with the ESOP Trustee.

                  DISCUSSION OF PROPOSALS RECOMMENDED BY BOARD


                        -------------------------------

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

                        -------------------------------

General

     The Board has nominated two persons for election as directors at the Annual Meeting. The nominees are currently serving on Rome Bancorp's Board of
Directors.   If you elect the nominees, they will hold office until the Annual
Meeting in 2003, or until their successors have been elected.

     We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board. If for any reason these nominees prove unable or unwilling to stand for election, the Board will nominate alternates or reduce the size of the Board of Directors to eliminate the vacancy. The Board has no reason to believe that its nominees would prove unable to serve if elected.

Nominees and Continuing Directors


                                                                 Position(s)
                                                                  Held with
                               Age(1)    Term Expires          Rome Bancorp             Director Since(2)
                              --------  ---------------    -------------------------   -------------------

Nominees
-----------------------
Richard H. McMahon               69          2000               Director                       1969

Marion C. Scoville               69          2000               Director and                   1994
                                                                Corporate Secretary


                                                                 Position(s)
                                                                  Held with
                               Age(1)    Term Expires          Rome Bancorp             Director Since(2)
                              --------  ---------------    -------------------------   -------------------

Continuing Directors
--------------------
Charles M. Sprock                60          2002               Chairman, President             1980
                                                                and Chief Executive
                                                                Officer

Bruce R. Engelbert               62          2001               Director                        1982

David C. Grow                    56          2001               Director                        1993

Kirk B. Hinman                   48          2002               Director                        1994

T. Richard Leidig                68          2001               Director                        1976

Michael J. Valentine             57          2002               Director                        1993

---------------------
(1)  As of December 31, 1999.
(2) Includes service as a director of Rome Savings prior to the formation of Rome Bancorp in 1999.

     The principal occupation and business experience of each nominee for election as director and each Continuing Director are set forth below.

Nominees

     Richard H. McMahon has been a partner at the law firm of McMahon, Grow & Getty since 1964. The firm serves as counsel for Rome Savings and engages in a general legal practice emphasizing real estate, estates and banking. He currently serves as Vice President and director of Central New York Abstract Corporation in Utica, New York.

     Marion C. Scoville serves as the Corporate Secretary and Executive Assistant to the President of Rome Savings. Ms. Scoville has been with Rome Savings since 1956, when she started as a teller.

Continuing Directors

     Charles M. Sprock is the Chairman of the Board, President and Chief Executive Officer of Rome Savings. He currently serves as director for the Institutional Investors Mutual Fund in New York City and the Canterbury Printing Company of Rome, Inc. in Rome, New York.

     Bruce R. Engelbert was the President and 50% shareholder of Engelbert's Jewelers, Inc., a retail jewelry business with one store in Rome and another in New Hartford, New York, from 1982 to 1995.

     David C. Grow has been a partner at the law firm of McMahon, Grow & Getty since 1975. The firm acts as counsel to Rome Savings and engages in a general legal practice emphasizing real estate, estates and banking. He currently serves as director for the Canterbury Printing Company of Rome, Inc. in Rome, New York.

     Kirk B. Hinman has served as the President of Rome Strip Steel Company, Inc. since 1989. He also serves on the board of Directors of Canterbury Printing Company of Rome, Inc., Enviromaster International and Excellus, Inc.

     T. Richard Leidig is self-employed as a business consultant. He served as Vice President of Administration of Rome Cable Corp. until retiring from that position in 1986.

     Michael J. Valentine is the President of Mele Manufacturing Company, Inc., which manufactures and imports products in the jewel case, stationery, custom packaging and sports flooring businesses.

==============================================================================
The Board of Directors unanimously recommends a vote "FOR" all of the nominees for election as directors.
==============================================================================

              INFORMATION ABOUT BOARD OF DIRECTORS AND MANAGEMENT

Board of Directors

     Rome Bancorp's Board of Directors currently consists of eight members. Rome Bancorp's Certificate of Incorporation provides that the Board shall be divided into three classes, as nearly equal in number as possible. The terms of two directors expire at the Annual Meeting.

     The Board of Directors oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the Board of Directors does not involve itself in the day-to-day operations of Rome Bancorp. Rome Bancorp's executive officers and management oversee the day-to-day operations of Rome Bancorp. Our directors fulfill their duties and responsibilities by attending regular meetings of the Board which are held on a monthly basis. Our directors also discuss business and other matters with the Chairman, other key executives, and our principal external advisers (legal counsel, auditors, financial advisors and other consultants).

     The Board of Directors held 12 regular meetings and four special meetings during the fiscal year ended December 31, 1999. Each incumbent director attended at least 75% of the meetings of the Board of Directors, plus meetings of committees on which that particular director served during this period.

Committees of the Board

     The Board of Directors of Rome Bancorp has established the following committees:

EXECUTIVE       The Executive Committee exercises the powers of the Board of Directors of
COMMITTEE       in between Board meetings.  It approves loans within Rome Savings'
                authority and reviews the loan portfolio.

                Directors Engelbert, Hinman, McMahon, Sprock and Leidig currently serve as members of the committee.  Mr. Sprock is the Chairman of the Committee.
                The Executive Committee met 23 times in the 1999 fiscal year.

AUDIT           The Audit Committee oversees the audit process.  Meetings are called by
COMMITTEE       Rome Bancorp's internal auditors.

                Directors Engelbert, Hinman, Leidig and Valentine currently serve as members of the committee.  Mr. Valentine is the Chairman of the Committee.

                The Audit Committee did not meet in the 1999 fiscal year.

COMPENSATION    The Compensation Committee assesses the structure of the management team
COMMITTEE       and the overall performance of Rome Savings.  It oversees executive compensation by approving salary increases and reviews general personnel matters such as staff performance evaluations.

                Directors Hinman, McMahon and Valentine serve on the committee.  Mr.
                McMahon is the Chairman of the Committee.  The Compensation Committee
                met five times in the 1999 fiscal year.

     The Board of Directors, acting as the nominating committee, met in January, 2000 to select the nominees for election as directors at the Annual Meeting.

Directors' Compensation

     Meeting Fees. Currently, each non-employee director of Rome Savings receives the following fees:

     .  fee of $800 per Board of Directors meeting attended;
     .  fee of $300 per Executive Committee meeting attended;
     . fee of $250 per committee meeting attended for all other committees; . fee of $200 per conference attended; and . an annual retainer equal to $8,000.

     Total directors' meeting and committee fees for fiscal 1999 were $180,800. We do not compensate our employee-directors for service as directors. Directors are also entitled to the protection of certain indemnification provisions in our Certificate of Incorporation and Bylaws.

     Recognition and Retention Plan and Stock Option Plan. In addition, our directors are eligible to participate in the Rome Bancorp, Inc. 2000 Stock Option Plan and Rome Bancorp, Inc. 2000 Recognition and Retention Plan. These stock benefit plans are discussed under "--Benefits," "Stock Option Plan" and "Recognition and Retention Plan."

Executive Officers Who Are Not Directors

     The following individuals are executive officers of Rome Bancorp and Rome Savings and hold the offices set forth below opposite their names.

     Biographical information and the business experience of each non-director executive officer of Rome Bancorp and Rome Savings is set forth below.

     Anthony B. Bauer currently serves as Senior Vice President, a position he has held for the last year. As the Senior Vice President in charge of Operations, he supervises the checking, loan servicing, and data processing departments.

     David C. Nolan is the Treasurer and Chief Financial Officer. His experience at Rome Savings includes positions as the Chief Accounting Officer, Manager of the Asset Liability Compensation Committee ("ALCO"), and Manager of fixed income portfolios.

     James F. Sullivan is currently the Vice President and Senior Loan Officer of Rome Savings, an office which he has held since 1997. He is responsible in this capacity for Rome Savings' loan portfolio.

     D. Bruce Fraser is the Vice President in charge of Branch Administration and Security. Mr. Fraser oversees the operations of the branches and security for Rome Savings.

     Jeannette Remp Sawyer is the Vice President in charge of monitoring and resolving delinquent residential mortgages and bank-owned real estate.

     The Board of Directors annually elects the executive officers of Rome Bancorp and Rome Savings. The elected officers hold office until their respective successors have been elected and qualified, or until death, resignation or removal by the Board of Directors.

Executive Compensation

     The following table sets forth cash and noncash compensation for the fiscal years ended December 31, 1999 and 1998 awarded to or earned by Charles M. Sprock, Rome Bancorp's President and Chief Executive Officer. No other officer's total annual salary and bonus for 1999, 1998 or 1997 was in excess of $100,000.

                                        Summary Compensation Table

                                                          Annual Compensation
                                      -------------------------------------------------------------------------

                                                                               Other
                                                                              Annual              All Other
Name and Principal                                                          Compensation         Compensation
   Positions                  Year      Salary($)       Bonus($)              ($)(1)               ($)(2)
------------------------     -------  ------------   -------------       -------------------  -----------------
Charles M. Sprock             1999     $221,231             -                 $5,800                $9,060
 Chairman, President and
 Chief Executive Officer      1998     $199,732             -                 $5,500                $9,140

----------------------------
(1)  Includes $4,000 for club memberships and the remaining amounts for the use of an automobile.
(2)  Includes the following components:  (1) $4,800 and $5,000 in employer contributions by Rome Savings to a 401(k) plan for the benefit of Mr.
     Sprock for the fiscal years 1999 and 1998, respectively; and (2) $4,260 and
     $4,140 as the premium cost for the fiscal years 1999 and 1998, respectively, for life insurance coverage under the group term insurance plan, which has no cash surrender value.

     Employment Agreements. Rome Bancorp has entered into an employment agreement with Charles M. Sprock to secure his services as Chairman, President and Chief Executive Officer. The employment agreement has a three-year term which will be automatically extended on a daily basis so that the remaining term will always be three years unless written notice of non-renewal is given by the Board of Directors of Rome Bancorp or Mr. Sprock. This agreement provides for a minimum annual salary of $250,000, and participation on generally applicable terms and conditions in other compensation and fringe benefit plans. It also guarantees customary corporate indemnification and errors and omissions insurance coverage throughout the employment term and for six years after termination. The agreement provides for the reimbursement of Mr. Sprock's ordinary and necessary business expenses, such as travel and entertainment expenses, but does not guarantee any specific executive perquisites, such as club memberships or automobile expenses.

     Rome Bancorp may terminate Mr. Sprock's employment, and he may resign, at any time with or without cause. However, in the event of termination by Rome Bancorp during the term without cause, we will owe Mr. Sprock severance benefits generally equal to the value of the cash compensation and fringe benefits that the executive would have received if he had continued working for an additional three years. In particular, Mr. Sprock would be entitled to: a lump sum payment equal to the present value of the amount he would have earned in salary had he continued working an additional three years; and a lump sum payment equal to the present value of the additional contributions or benefits that he would have earned under the Rome Savings pension plan, 401(k) plan and ESOP had he continued work an additional three years. The employment agreement also provides for the cash out of any stock options, appreciation rights or restricted stock as if Mr. Sprock were fully vested at the time of his termination and the continuation of coverage under the life, health, disability insurance plans of Rome Savings or Rome Bancorp for an additional three years. The same severance benefits would be payable if he resigns during the term following: a loss of title, office or membership on the board of directors; material reduction in duties, functions or responsibilities; involuntary relocation of Mr. Sprock's principal place of employment to a location over 50 miles in distance from Rome Savings' principal office in Rome, New York; or other material breach of contract by Rome Bancorp which is not cured within 30 days. Mr. Sprock may resign for any reason following a change in control and collect severance benefits as if he had been discharged without cause. The employment agreement also provides certain uninsured death and disability benefits.

     Under the employment agreement, Mr. Sprock has agreed that in the event his employment terminates, either voluntarily or involuntarily, under circumstances in which he is not entitled to severance benefits, he will not compete with Rome Savings or take a position with any of its competitors within Oneida County, New York for a period of one year.

     If Rome Bancorp experiences a change in ownership, a change in effective ownership or control or a change in the ownership of a substantial portion of their assets as contemplated by section 280G of the Internal Revenue Code, a portion of any severance payments under the employment agreement might constitute an "excess parachute payment" under current federal tax laws. Any excess parachute payment would be subject to a 20% federal excise tax payable by the executive. Neither Rome Savings nor Rome Bancorp could claim a federal
income tax deduction for an excess parachute payment.   The employment agreement
requires Rome Bancorp to indemnify Mr. Sprock against the financial effects of such an excise tax.

Benefit Plans

     Pension Plan. Rome Savings maintains a tax-qualified pension plan that covers substantially all employees who are age 21 and have at least one year of service. Rome Savings also maintains a nonqualified Supplemental Executive Retirement Plan that provides a supplemental retirement benefit to Mr. Sprock equal in value to the additional benefits he would have been provided under the tax-qualified pension plan but for the limits on benefits under tax-qualified pension plans imposed by the Internal Revenue Code. The following table shows the estimated aggregate benefits payable under the tax-qualified pension plan and the Supplemental Executive Retirement Plan upon retirement at age 65 with various years of service and average compensation combinations.

                                 Years of Benefit Service
                   ----------------------------------------------------------
      Average
 Compensation (1)       10         15        20        25          30
-----------------  ----------   --------  --------  --------   ---------
     $  75,000        $15,000   $22,500  $ 30,000  $ 37,500    $ 45,000
       100,000         20,000    30,000    40,000    50,000      60,000
       125,000         25,000    37,500    50,000    62,500      75,000
       150,000         30,000    45,000    60,000    75,000      90,000
       160,000         32,000    48,000    64,000    80,000      96,000
       200,000         40,000    60,000    80,000   100,000     120,000
       250,000         50,000    75,000   100,000   125,000     150,000
--------------

(1) Average compensation is average base salary, as reported in the "Salary" column of the Summary Compensation Table, for the highest three consecutive years of employment within the final 10 years of employment. Tax laws impose a limit ($160,000 for individuals retiring in 1999) on the average compensation that may be counted in computing benefits under the tax-qualified pension plan. For Mr. Sprock, benefits based on average compensation in excess of this limit are payable by the Supplemental Executive Retirement Plan.

       The benefits shown in the preceding table are annual benefits payable in the form of a single life annuity and are not subject to any deduction for Social Security benefits or other offset amounts. As of December 31, 1999, the number of years of service credited to Mr. Sprock under the plans was 30 years, the maximum that may be credited under the plans. As of December 31, 1999, Mr. Sprock's total annual benefit under the tax-qualified pension plan and the Supplemental Executive Retirement Plan was $150,000, payable in the form of a life annuity commencing at age 65.

     401(k) Plan. Rome Savings maintains a tax-qualified 401(k) defined contribution plan for employees who have attained age 21 and have at least one year of service. Eligible employees may make pre-tax contributions to the plan through salary reduction elections from 1% to 15% of annual compensation, subject to limitations of the Internal Revenue Code (for 1999, the annual limit was $10,000). Rome Savings makes a matching contribution to the plan equal to 50% of the first six percent of annual compensation contributed to the plan on a pre-tax basis by the eligible employee.

     Employee Stock Ownership Plan. This plan is a tax-qualified plan that covers substantially all employees who have at least one year of service and have attained age 21. Rome Bancorp has lent this plan enough money to purchase 8% of the shares which were issued in the reorganization of Rome Savings to a mutual holding company structure, to investors other than Rome, MHC.

     Although contributions to this plan are discretionary, Rome Savings intends to contribute enough money each year to make the required principal and interest payments on the loan from Rome Bancorp. This loan is for a term of 15 years and calls for level annual payments of principal and interest. The plan has pledged the shares as collateral for the loan and is holding them in a suspense account.

     The plan will release a portion of the pledged shares annually, allocating the shares released each year among the accounts of participants in proportion to their salary for the year. For example, if a participant's salary for a year represents 1% of the total salaries of all participants for the year, the plan would allocate to that participant 1% of the shares released for the year. Participants direct the voting of shares allocated to their accounts. Shares in the suspense account will usually be voted in a way that mirrors the votes which participants cast for shares in their individual accounts.

     This plan may purchase additional shares in the future, and may do so using borrowed funds, cash dividends, periodic employer contributions or other cash flows.

     Benefit Restoration Plan. Rome Bancorp has also adopted a Benefit Restoration Plan for Mr. Sprock. This plan provides Mr. Sprock with the benefits that would otherwise be due to him as a participant in the 401(k) plan and the employee stock ownership plan if such benefits were not limited by certain provisions of the Internal Revenue Code. In addition, in the event Mr. Sprock retires prior to the end of the ESOP loan term, the plan will provide Mr. Sprock a benefit equal to the value of the shares of Rome Bancorp that would have been allocated to his account under the ESOP had he remained employed through the end of the ESOP loan term.

     Rome Bancorp has established an irrevocable "grantor trust" to hold assets for the payment of benefits under this plan. The assets of the trust are considered to be part of the general assets of Rome Bancorp and will be subject to the claims of its general creditors. Earnings on the trust's assets will be taxable to Rome Bancorp.

     Stock Option Plan. The Board of Directors of Rome Savings has adopted the Rome Bancorp, Inc. 2000 Stock Option Plan. This plan is subject to the approval of the shareholders other than Rome, MHC at the Annual Meeting. See "Proposal 3 -- Stock Option Plan."

     Recognition and Retention Plan. The Board of Directors of Rome Savings has adopted the Rome Bancorp, Inc. 2000 Recognition and Retention Plan. This plan is subject to the approval of the shareholders other than Rome, MHC at the Annual Meeting. See "Proposal 4 - Recognition and Retention Plan."

Transactions with Certain Related Persons

     We make residential mortgage loans to employees. We do not offer employees residential mortgages at a reduced rate. The mortgage loans have the same underwriting terms that apply to non-employee borrowers.

     Rome Bancorp's authority to extend credit to directors, executive officers, and 10% shareholders, as well as entities controlled by such persons, is currently governed by the requirements of Sections 22(g) and 22(h) of the FRB and Regulation O of the FRB thereunder. Among other things, these provisions require that extensions of credit to insiders (a) be made on terms that are substantially the same as, follows credit underwriting procedures that are not less stringent than those prevailing for comparable transactions with unaffiliated persons and that not involve more than the normal risk of repayment or present other unfavorable features and (b) do not exceed certain limitations on the amount of credit extended to such persons, individually and in aggregate, which limits are based, in part, on the amount of Rome Bancorp's capital. Rome Bancorp intends that any transactions in the future between Rome Bancorp and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to Rome Bancorp than could have been obtained by it in arm's-length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of Rome Bancorp not having any interest in the transaction.

     Rome Bancorp has made loans or extended credit to its executive officers and directors and also to certain persons related to executive officers and directors. All such loans were made by Rome Bancorp in the ordinary course of business and were not made more favorable terms, nor did they involve more than the normal risk of collectibility or present unfavorable features. The outstanding principal balance of such loans to directors, executive officers and their associates totaled $190,600, or 0.5%, of Rome Bancorp's total equity at December 31, 1999.

     We retain the law firm of McMahon, Grow & Getty.  David C. Grow and Richard
H. McMahon, both directors of Rome Bancorp and Rome Savings and Trustees of Rome, MHC, are partners of McMahon, Grow & Getty. For 1999, we paid $71,002 in legal fees to this law firm.

     All future affiliated transactions will be made or entered into on terms that are no less favorable to Rome Bancorp than those that can be obtained from an unaffiliated third party. A majority of the independent, disinterested members of Rome Bancorp's board of directors must approve future affiliated transactions and forgiveness of loans.

                          ---------------------------

                                   PROPOSAL 2

                          RATIFICATION OF APPOINTMENT
                       OF INDEPENDENT PUBLIC ACCOUNTANTS

                          ---------------------------

     The Board of Directors has appointed KPMG LLP to act as the independent public accountants for Rome Bancorp for the fiscal year ending December 31, 2000, and we are asking shareholders to ratify the appointment. Representatives of KPMG LLP are expected to attend the Annual Meeting.


==============================================================================
The Board of Directors unanimously recommends a vote "FOR" the ratification of the appointment of KPMG LLP as independent public accountants for Rome Bancorp.
==============================================================================

                      -----------------------------------
                                   PROPOSAL 3

                         ADOPTION OF ROME BANCORP, INC.
                             2000 STOCK OPTION PLAN

                      -----------------------------------

General

     The Board of Directors has adopted the Rome Bancorp, Inc. 2000 Stock Option Plan, subject to approval by the holders of a majority of Rome Bancorp's outstanding shares of common stock that are not owned by Rome, MHC. Provided below is a summary of our reasons for adopting this plan and seeking the approval of our shareholders. The following summary is qualified in its entirety by the full text of the plan document. The plan document is included at the end of this Proxy Statement as Exhibit A and is incorporated by reference into this proposal.

Why we are asking for shareholder approval

     We are asking our shareholders to approve the Rome Bancorp, Inc. 2000 Stock Option Plan so that we will be able to grant stock options to our directors and officers. Most of the companies with which we compete for directors and management-level employees are public companies that offer stock options as part of their director and officer compensation packages. By approving this plan, our shareholders will enable us to offer a more competitive compensation package in attracting and retaining highly qualified directors and officers. In addition, the value of the stock options that we would grant under this plan relates directly to the market price of our common stock. Adding stock options to our compensation package would link the financial interests of our directors and officers with the financial interest of our shareholders.

If we do not receive shareholder approval, we will not implement the plan

     Applicable federal banking regulations did not permit us to implement a stock option plan during the first six months after the completion of Rome Savings' stock conversion and our initial public offering. These regulations permit us to implement a stock option plan after six months and before the first anniversary of these events only if we obtain the approval of the holders of a majority of our shares of common stock that are not owned by Rome, MHC. If we do not receive this approval, it will not be possible for us to grant stock options. In this event, we expect that the Board will consider substituting other forms of compensation to assure that our compensation packages for officers and directors are competitive with those of other publicly traded financial services companies in our market area.

Purpose of the Option Plan

     The purpose of the option plan is to promote growth and profitability to Rome Bancorp and its shareholders, to provide certain key officers, employees and directors of Rome Bancorp and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Rome Bancorp.

Description of the Option Plan

     Administration. The plan will be administered by an administrative committee consisting of all members of the Board of Directors or, if designated by the Board, a committee of outside directors who are "disinterested directors" under the federal tax and securities laws. In general, disinterested directors are directors who (1) are not, and never were, officers or employees of Rome Bancorp or Rome Savings; and (2) do not receive material compensation from Rome Bancorp or Rome Savings except for service as a director. The administrative committee must have at least two members and has broad discretionary powers.

     Stock Subject to the Option Plan. Rome Bancorp has reserved 166,638 shares of its common stock for issuance upon the exercise of options under the plan. Such shares may be authorized and unissued shares or shares previously issued that Rome Bancorp has reacquired. Any shares subject to grants under the option plan which expire or are terminated, forfeited or canceled without having been exercised or vested in full, shall be available for new option grants. As of March 22, 2000, the aggregate fair market value of the shares reserved for issuance under the plan was $1,083,147, based on the latest closing sales price per share of Rome Bancorp common stock of $6.50 on The Nasdaq Stock Market.

     Eligibility. The administrative committee for the plan selects the people who receive stock option grants. Any employee of Rome Bancorp, Rome Savings or any affiliate approved by the administrative committee may be selected to receive option grants. Directors of Rome Bancorp, Rome Savings or any affiliate approved by the Board who are not also employees or officers may be selected by the committee to receive option grants. As of April 5, 2000, the administrative committee had not selected the employees and directors who will be eligible to receive option grants.

     Terms and Conditions of Options. The administrative committee sets the terms and conditions of the stock options that it grants. In setting terms and conditions, it must observe the following restrictions:

     . It may not grant options to purchase more than 41,659 shares to any one employee. In addition, it may not grant options to purchase more than 8,332 shares of our common stock to any one non-employee director or options to purchase more than 49,991 shares of our common stock to all outside directors in the aggregate.

     . It may not grant a stock option with a purchase price that is less than the fair market value of a share of our common stock on the date it grants the stock option.

     . It may not grant a stock option with a term that is longer than 10 years.

     . It may not grant options that become exercisable more rapidly than at the rate of 20% per year measured from the date we receive shareholder approval for the plan, with acceleration permitted only in cases of death or disability.

     . It may not grant options with an effective date that is before the date that we receive shareholder approval for the plan.

The committee may grant incentive stock options that qualify for special federal income tax treatment or non-qualified stock options that do not qualify for special federal income tax treatment. Incentive stock options are subject to certain additional restrictions under the Internal Revenue Code and the plan.

     Upon the exercise of an option, the exercise price of the option must be paid in full. Payment may be made in cash, common stock of Rome Bancorp already owned by the option holder, shares to be acquired by the option holder upon exercise of the option, or in such other consideration as the administrative committee authorizes. Options may be transferred prior to exercise only to certain family members, certain non-profit organizations, and on death of the option holder.

     Mergers and Reorganizations; Adjustments for Extraordinary Dividends. The number of shares available under the plan, the maximum limits on option grants to individual officers and directors and to non-employee directors in the aggregate, and the number of shares subject to outstanding options will be adjusted to reflect any merger, consolidation or business reorganization in which Rome Bancorp is the surviving entity, and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and Rome Bancorp is not the surviving entity, outstanding options may be canceled upon 30 days' written notice to the option holder so long as the option holder receives payment determined by the Board to be of a value equivalent to the value of the canceled options.

Termination or Amendment of the Option Plan

     This plan will be in effect for a ten-year period that will begin on the date of shareholder approval and will end on the tenth anniversary of the date of shareholder approval. The Board of Directors may suspend or terminate the plan before then. It may also amend this plan at any time and in any respect. Any amendment that would change the class of eligible employees, increase the number of stock options that may be granted to any person or in total, or reduce the minimum option price must first be approved by our shareholders.

Federal Income Tax Consequences

     The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting Rome Bancorp and recipients of stock option grants under the plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The plan is not a qualified plan under section 401(a) of the Internal Revenue Code.

     Federal Tax Consequences for Option Recipients. Incentive stock options will not create federal income tax consequences when they are granted. If they are exercised during employment or within three months after termination of employment, the exercise will not create federal income tax consequences either. When the shares acquired on exercise of an incentive stock option are sold, the seller must pay federal income taxes on the amount by which the sales price exceeds the purchase price. This amount will be taxed at capital gains rates if the sale occurs at least two years after the option was granted and at least one year after the option was exercised. Otherwise, it is taxed as ordinary income.

     Incentive stock options that are exercised more than one year after termination of employment due to death or disability or three months after termination of employment for other reasons are treated as non-qualified stock options. Non-qualified stock options will not create federal income tax consequences when they are granted. When they are exercised, federal income taxes at ordinary income tax rates must be paid on the amount by which the fair market value of the shares acquired by exercising the option exceeds the exercise price. When an option holder sells shares acquired by exercising non-qualified stock option, he or she must pay federal income taxes on the amount by which the sales price exceeds the purchase price plus the amount included in ordinary income at option exercise. This amount will be taxed at capital gains rates, which will vary depending upon the time that has elapsed since the exercise of the option. A cash payment under the plan's change of control provisions is taxed as if it were the exercise of a non-qualified stock option followed immediately by a resale of the stock acquired by exercising the option.

     Federal Tax Consequences for Rome Bancorp. When a non-qualified stock option is exercised, Rome Bancorp may be allowed a federal income tax deduction for the same amount that the option holder includes in his or her ordinary income. When an incentive stock option is exercised, there is no tax deduction unless the shares acquired are resold sooner than two years after the option was granted or one year after the option was exercised. A cash payment under the plan's change of control provisions is deductible as if it were the exercise of a non-qualified stock option. The Internal Revenue Code places an annual limit of

$1 million each on the tax deduction which we may claim in any fiscal year for the compensation of our chief executive officer and for the compensation of our four next most highly compensated executive officers whose salary and bonus for the fiscal year in question equals or exceeds $100,000. There is an exception to this limit for so-called "qualified performance-based compensation". We have designed this plan with the intention that the stock options that we grant will constitute qualified performance-based compensation. As a result, we do not believe that this limit will impair our ability to claim federal income tax deductions that are otherwise available when an option holder exercises a non-qualified stock option. No executive of Rome Bancorp currently receives compensation that would be rendered nondeductible by this limitation.

     The preceding statements summarize the general principles of current federal income tax law applicable to options that may be granted under the plan. State and local tax consequences may also be significant.


==============================================================================
The Board of Directors unanimously recommends a vote "FOR" the adoption of the Rome Bancorp, Inc. 2000 Stock Option Plan.
==============================================================================



                        ------------------------------
                                   PROPOSAL 4

                         ADOPTION OF ROME BANCORP, INC.
                      2000 RECOGNITION AND RETENTION PLAN

                        -------------------------------

Purpose of the Recognition and Retention Plan

     The purpose of the plan is to promote the growth and profitability of Rome Bancorp and its shareholders, to provide certain key officers, employees and directors of Rome Bancorp and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Rome Bancorp.

Description of the RRP

     Administration. The plan will be administered by an administrative committee consisting of all members of the Board of Directors or, if designated by the Board, a committee of outside directors who are "disinterested directors" under the federal tax and securities laws. In general, disinterested directors are directors who (1) are not, and never were, officers or employees of Rome Bancorp or Rome Savings; and (2) do not receive material compensation from Rome Bancorp or Rome Savings except for service as a director. The administrative committee must have at least two members and has broad discretionary powers.

     Stock Subject to the RRP. Rome Bancorp will establish a trust and will contribute certain amounts of money or property to be determined by the Board, in its discretion. No contributions by participants will be permitted. The trustee will invest the assets of the trust primarily in the shares of our common stock that will be used to make restricted stock awards. It is currently anticipated that the trust will purchase common stock on the open market, or in private transactions. The trust is not expected to purchase previously authorized but unissued shares from Rome Bancorp. The trust is not authorized to purchase more than 49,991 shares of common stock of Rome Bancorp and cannot purchase more than this number. As of March 22, 2000, the aggregate fair market value of the shares of common stock to be purchased under this plan was

$324,942, based on the closing sales price per share of Rome Bancorp common stock of $6.50 on The Nasdaq Stock Market on March 22, 2000.

     Eligibility.   The administrative committee for the plan selects the people who receive restricted stock awards under the plan. Any employee of Rome Bancorp, Rome Savings or any affiliate approved by the administrative committee may be selected to receive stock awards. Directors of Rome Bancorp, Rome Savings or any affiliate approved by the Board who are not also employees or officers may be selected by the committee to receive stock awards. As of April 5, 2000, the administrative committee had not yet selected the employees and directors who will receive stock awards.

     Terms and Conditions of Awards. On or after March 22, 2000, the administrative committee may, in its discretion, grant awards of restricted stock to eligible individuals, up to a maximum of 49,991 shares. The administrative committee will determine at the time of the grant the number of shares of common stock subject to an award, the vesting schedule applicable to the award and may, in its discretion, establish other terms and conditions applicable to the award. In setting terms and conditions, it must observe the following restrictions:

     . It may not grant restricted stock awards for more than 12,497 shares of our common stock to any one officer or employee, more than 2,499 shares of our common stock to any one non-employee director, or more than 14,997 shares to all non-employee directors in the aggregate.

     . It may not grant restricted stock awards that become exercisable more rapidly than at the rate of 20% per year measured from the date we receive shareholder approval for the plan, with acceleration permitted only in cases of death or disability.

     . It may not grant restricted stock awards with an effective date that is before the date that we receive shareholder approval for the plan.

As a general rule, shares of our common stock that are subject to a restricted stock award are held in trust for the benefit of the award recipient until vested and, when vested, are transferred from the trust to the award recipient. While the shares are held in the trust, the award recipient receives dividends and exercises voting rights. In the alternative, the administrative committee may authorize the immediate distribution of the restricted shares to the award recipient in the form of a stock certificate bearing a legend containing the applicable vesting restrictions.

     Mergers and Reorganizations. The number of shares available under the plan, the maximum limits on restricted stock awards to individual officers and directors and to non-employee directors in the aggregate, and any outstanding awards will be adjusted to reflect any merger, consolidation or business reorganization in which Rome Bancorp is the surviving entity, and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and Rome Bancorp is not the surviving entity, the trustee will hold any money, stock, securities or other property received in the trust fund, and adjust any award by allocating such money, stock, securities or other property to the individual eligible for the award.

Termination or Amendment

     The Board has the authority to suspend or terminate the plan in whole or in part at any time by giving written notice to the administrative committee, but the plan may not be terminated while there are outstanding awards that will vest in the future. Upon the termination of the plan, the trustee will make distributions from the trust as directed by the administrative committee and will return any remaining assets of the trust to Rome Bancorp.

Federal Income Tax Consequences

     The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting Rome Bancorp and recipients of awards that may be granted under the plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The plan is not a qualified plan under Section 401(a) of the Internal Revenue Code.

     The stock awards under the plan do not result in federal income tax consequences to either Rome Bancorp or the award recipient. As a general rule, once the award is vested and the shares subject to the award are distributed, the award recipient will generally be required to include in ordinary income, for the taxable year in which the vesting date occurs, an amount equal to the fair market value of the shares on the vesting date. Rome Bancorp will generally be allowed to claim a deduction, for compensation expense, in a like amount. If dividends are paid on unvested shares held under the plan, such dividend amounts will also be included in the ordinary income of the recipient. Rome Bancorp will be allowed to claim a deduction for compensation expense for this amount as well.

     Section 162(m) of the Internal Revenue Code limits Rome Bancorp's deductions for compensation in excess of $1,000,000 per year for the chief executive officer and the four other most highly paid executives named in its proxy statement. Compensation amounts resulting from restricted stock awards will be subject to this deduction limitation if this amount of the restricted stock awards plus other compensation of the executive that is subject to the limit exceeds $1,000,000. No executive of Rome Bancorp currently receives compensation subject to this limitation. We expect that the administrative committee will take these deduction limits into account in setting the size and the terms and conditions of restricted stock awards. However, the administrative committee may decide to grant restricted stock awards all or a portion of which will exceed the deduction limit.

     The preceding statements are intended to summarize the general principles of current federal income tax law applicable to awards that may be granted under the plan. State and local tax consequences may also be significant.


==============================================================================
The Board of Directors unanimously recommends a vote "FOR" the adoption of the Rome Bancorp, Inc. 2000 Recognition and Retention Plan.
==============================================================================

                         ----------------------------

                                   PROPOSAL 5

         AUTHORIZATION OF THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO DIRECT THE VOTE OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME
                 BEFORE THE ANNUAL MEETING, AND ANY ADJOURNMENT
            OR POSTPONEMENT THEREOF, INCLUDING, WITHOUT LIMITATION,
                     A MOTION TO ADJOURN THE ANNUAL MEETING


                         -----------------------------
The Board of Directors is not aware of any other business that may properly come before the Annual Meeting. The Board seeks the authorization of the shareholders of Rome Bancorp, in the event matters properly come before the meeting, including, but not limited to, the consideration of whether to adjourn the Annual Meeting once called to order and to direct the manner in which those shares represented at the Annual Meeting by proxies solicited pursuant to this Proxy Statement shall be voted. As to all such matters, the Board intends that it would direct the voting of such shares in the manner determined by the Board, in its discretion, and in the exercise of its duties and responsibilities, to be in the best interests of Rome Bancorp and its shareholders, taken as a whole.


==============================================================================
The Board of Directors unanimously recommends that shareholders vote "FOR" authorization of the Board of Directors, in its discretion, to direct the vote of the proxies upon such other matters as may properly come before the Annual Meeting, and any adjournment or postponement thereof, including, without limitation, a motion to adjourn the Annual Meeting.
==============================================================================

                             ADDITIONAL INFORMATION

Information About Shareholder Proposals

     If you wish to submit proposals to be included in our next proxy statement for the 2001 Annual Meeting of Shareholders, we must receive them by November 15, 2000, pursuant to the proxy solicitation regulations of the SEC. SEC rules contain requirements as to which shareholder proposals must be in the Proxy Statement. Any such proposal will be subject to 17 C.F.R. (S)240.14a-8 of the rules and regulations promulgated by the SEC.

     In addition, under Rome Bancorp's Bylaws, if you wish to nominate a director or bring other business before an annual meeting:

     . You must be a shareholder of record entitled to vote and have given timely notice in writing to the Secretary of Rome Bancorp.

     . Your notice must contain the specific information required in our Bylaws.


                                    By Order of the Board of Directors,





                                    /s/ Marion C. Scoville
                                    ------------------------------
                                    Marion C. Scoville
                                    Corporate Secretary

Rome, New York
April 5, 2000



==============================================================================
To assure that your shares are represented at the Annual Meeting, please complete, sign, date and promptly return the accompanying proxy card in the postage-paid envelope provided.
==============================================================================

                                                                       Exhibit A



                              Rome Bancorp, Inc.

                            2000 Stock Option Plan



                        ______________________________



                           Adopted on March 22, 2000
                          Effective as of May 3, 2000

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----

                             Article I
                             ---------
                              Purpose
                             ---------
Section 1.1    General Purpose of the Plan................................   1
               ---------------------------

                             Article II
                             ----------
                             Definitions
                             -----------
Section 2.1     Bank......................................................   1
                ----
Section 2.2     Board.....................................................   1
                -----
Section 2.3     Change in Control.........................................   1
                -----------------
Section 2.4     Code......................................................   3
                ----
Section 2.5     Committee.................................................   3
                ---------
Section 2.6     Company...................................................   3
                -------
Section 2.7     Disability................................................   3
                ----------
Section 2.8     Disinterested Board Member................................   3
                --------------------------
Section 2.9     Effective Date............................................   3
                --------------
Section 2.10    Eligible Director.........................................   3
                -----------------
Section 2.11    Eligible Employee.........................................   3
                -----------------
Section 2.12    Employer..................................................   3
                --------
Section 2.13    Exchange Act..............................................   4
                ------------
Section 2.14    Exercise Price............................................   4
                --------------
Section 2.15    Fair Market Value.........................................   4
                -----------------
Section 2.16    Family Member.............................................   4
                -------------
Section 2.17    FDIC Regulations..........................................   4
                ---------------
Section 2.18    Incentive Stock Option....................................   4
                ----------------------
Section 2.19    Non-Profit Organization...................................   4
                -----------------------
Section 2.20    Non-Qualified Stock Option................................   4
                --------------------------
Section 2.21    Option....................................................   5
                ------
Section 2.22    Option Period.............................................   5
                -------------
Section 2.23    Person....................................................   5
                ------
Section 2.24    Plan......................................................   5
                ----
Section 2.25    Retirement................................................   5
                ----------
Section 2.26    Share.....................................................   5
                -----
Section 2.27    Termination for Cause.....................................   5
                ---------------------

                             Article III
                             -----------
                          Available Shares
                          ----------------

Section 3.1     Available Shares..........................................   5
                ----------------

                             Article IV
                             ----------
                           Administration
                           --------------

Section 4.1     Committee.................................................   6
                ---------
Section 4.2     Committee Action..........................................   6
                ----------------
Section 4.3     Committee Responsibilities................................   7
                --------------------------

                             Article V
                             ---------
                        Stock Option Grants
                        -------------------

Section 5.1     Grant of Options..........................................   7
                ----------------
Section 5.2     Size of Option............................................   8
                --------------
Section 5.3     Exercise Price............................................   8
                --------------
Section 5.4     Option Period.............................................   8
                -------------
Section 5.5     Required Regulatory Provisions............................   9
                ------------------------------
Section 5.6     Additional Restrictions on Incentive Stock Options........  10
                --------------------------------------------------

                             Article VI
                             ----------
                       Options -- In General
                       ---------------------

Section 6.1     Method of Exercise........................................  12
                ------------------
Section 6.2     Limitations on Options....................................  13
                ----------------------

                             Article VII
                             -----------
                      Amendment and Termination
                      -------------------------

Section 7.1     Termination...............................................  13
                -----------
Section 7.2     Amendment.................................................  14
                ---------
Section 7.3     Adjustments in the Event of a Business Reorganization.....  14
                -----------------------------------------------------

                             Article VIII
                             ------------
                            Miscellaneous
                           ---------------

Section 8.1     Status as an Employee Benefit Plan........................  15
                ----------------------------------
Section 8.2     No Right to Continued Employment..........................  15
                --------------------------------
Section 8.3     Construction of Language..................................  15
                ------------------------
Section 8.4     Governing Law.............................................  15
                -------------
Section 8.5     Headings..................................................  16
                --------
Section 8.6     Non-Alienation of Benefits................................  16
                --------------------------
Section 8.7     Taxes.....................................................  16
                -----
Section 8.8     Notices...................................................  16
                -------
Section 8.9     Required Regulatory Provisions............................  17
                ------------------------------
Section 8.10    Approval of Shareholders..................................  17
                ------------------------

                                 Article IX
                                 ----------
        Additional Provisions Subject to Further Shareholder Approval
    -----------------------------------------------------------------------

Section 9.1     Accelerated Vesting Upon Retirement or Change in Control..  17
                --------------------------------------------------------
Section 9.2     Discretion to Establish Vesting Schedules.................  17
                -----------------------------------------
Section 9.3     No Effect Prior to Shareholder Approval...................  17
                ---------------------------------------

                   Rome Bancorp, Inc. 2000 Stock Option Plan
                   -----------------------------------------


                                   Article I
                                   ---------

                                    Purpose
                                    -------


          Section 1.1   General Purpose of the Plan.
                        ---------------------------

          The purpose of the Plan is to promote the growth and profitability of Rome Bancorp, Inc., to provide eligible directors, certain key officers and employees of Rome Bancorp, Inc. and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Rome Bancorp, Inc.



                                  Article II
                                  ----------

                                  Definitions
                                  -----------


          The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

          Section 2.1   Bank means The Rome Savings Bank, a New York-chartered
                        ----
stock savings bank, and any successor thereto.

          Section 2.2   Board means the board of directors of the Company.
                        -----

          Section 2.3   Change in Control means any of the following events:
                        -----------------

          (a) the consummation of a reorganization, merger or consolidation of the Company with one or more other persons, other than a transaction following which:

               (i) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act")) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company; and

               (ii) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

          (b) the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert;

          (c) a complete liquidation or dissolution of the Company;

          (d) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board of Directors of Rome Bancorp, Inc. do not belong to any of the following groups:

               (i) individuals who were members of the Board of Directors of Rome Bancorp, Inc. on the Effective Date; or

               (ii) individuals who first became members of the Board of Directors of Rome Bancorp, Inc. after the Effective Date either:

                    (A) upon election to serve as a member of the Board of
               Directors of Rome Bancorp, Inc. by affirmative vote of three-quarters of the members of such board, or of a nominating committee thereof, in office at the time of such first election; or

                    (B) upon election by the shareholders of the Company to
               serve as a member of such board, but only if nominated for election by affirmative vote of three-quarters of the members of the Board of Directors of Rome Bancorp, Inc., or of a nominating committee thereof, in office at the time of such first nomination;

          provided, however, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the Board of Directors of Rome Bancorp, Inc.; or

          (e) approval by the stockholders of the Company of any agreement, plan or arrangement for the consummation of a transaction which, if consummated, would result in the occurrence of an event described in section 2.3(a),
     (b), (c) or (d); or

          (f) any event which would be described in section 2.3(a), (b), (c),
     (d) or (e) if the term "Bank" were substituted for the terms "Company" or "Rome Bancorp, Inc." therein.

In no event, however, shall a Change of Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank, or a subsidiary of either of them, by the Company, the Bank, or any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this section 2.3, the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

          Section 2.4    Code means the Internal Revenue Code of 1986 (including
                         ----
the corresponding provisions of any succeeding law).

          Section 2.5   Committee means the Committee described in section 4.1.
                         ---------

          Section 2.6    Company means Rome Bancorp, Inc., a corporation
                         -------
organized and existing under the laws of the State of Delaware, and any successor thereto.

          Section 2.7    Disability means a condition of total incapacity,
                         ----------
mental or physical, for further performance of duty with the Company which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

          Section 2.8    Disinterested Board Member means a member of the Board
                         --------------------------
who (a) is not a current employee of the Company or a subsidiary, (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company, (d) does not receive remuneration from the Company or a subsidiary, either directly or indirectly, in any capacity other than as a director except in an amount for which disclosure would not be required pursuant to Item 404(a) of the proxy solicitation rules of the Securities and Exchange Commission and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or (b) of the proxy solicitation rules of the Securities and Exchange Commission. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code and Rule 16b-3 promulgated under the Exchange Act.

          Section 2.9   Effective Date means May 3, 2000.
                        --------------

          Section 2.10   Eligible Director means a member of the board of
                         -----------------
directors of an Employer who is not also an employee or an officer of any Employer.

          Section 2.11   Eligible Employee means any employee whom the Committee
                         -----------------
may determine to be a key officer or employee of an Employer and select to receive a grant of an Option pursuant to the Plan.

          Section 2.12   Employer means the Company, the Bank and any successor
                         --------
thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Employer or Eligible Director, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

          Section 2.13  Exchange Act means the Securities Exchange Act of 1934,
                        ------------
as amended.

          Section 2.14   Exercise Price means the price per Share at which
                         --------------
Shares subject to an Option may be purchased upon exercise of the Option, determined in accordance with section 5.3.

           Section 2.15  Fair Market Value means, with respect to a Share on a
                         -----------------
specified date:

          (a) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading; or

          (b) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

          (c) if sections 2.15(a) and (b) are not applicable, the fair market value of a Share as the Committee may determine.

           Section 2.16  Family Member means the spouse, parent, child or
                         -------------
sibling of an Eligible Director or Eligible Employee.

           Section 2.17  FDIC Regulations means the rules and regulations of the
                         ----------------
Federal Deposit Insurance Corporation.

          Section 2.18   Incentive Stock Option means a right to purchase Shares
                         ----------------------
that is granted to Eligible Employees pursuant to section 5.1, that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of section 422 of the Code.

          Section 2.19   Non-Profit Organization means any organization which is
                         -----------------------
exempt from federal income tax under section 501(c)(3), (4), (5), (6), (7), (8) or (10) of the Internal Revenue Code.

          Section 2.20   Non-Qualified Stock Option means a right to purchase
                         --------------------------
Shares that is either (a) granted to an Eligible Director or (b) granted to an Eligible Employee and either (i) is not designated by the Committee to be an Incentive Stock Option, or (ii) does not satisfy the requirements of section 422 of the Code.

          Section 2.21  Option means either an Incentive Stock Option or a Non-
                         ------
Qualified Stock Option.

          Section 2.22   Option Period means the period during which an Option
                         -------------
may be exercised, determined in accordance with section 5.4.

          Section 2.23   Person means an individual, a corporation, a bank, a
                         ------
savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

          Section 2.24  Plan means the Rome Bancorp, Inc. 2000 Stock Option
                        ----
Plan, as amended from time to time.

          Section 2.25   Retirement means with respect to any individual,
                         ----------
termination of all service for all Employers as a director, officer and employee, at or after the normal or early retirement date set forth in any tax-qualified retirement plan of the Bank, whether or not the individual in question actually participates in any such tax-qualified plan of the Bank.

          Section 2.26  Share means a share of Common Stock, par value $.01 per
                        -----
share, of Rome Bancorp, Inc.

          Section 2.27   Termination for Cause means termination of service or
                         ---------------------
removal from office with the Employer upon the occurrence of any of the following: (a) the individual intentionally engages in dishonest conduct in connection with his performance of services for the Employer resulting in his conviction of a felony; (b) the individual is convicted of, or pleads guilty or nolo contendere to, a felony or any crime involving moral turpitude; (c) the individual breaches his fiduciary duties to the Employer for personal profit; or
(d) the individual willfully breaches or violates any law, rule or regulation (other than traffic violations or similar offenses), or final cease and desist order in connection with his performance of services for the Employer.



                                  Article III
                                  -----------

                                Available Shares
                                ----------------


           Section 3.1   Available Shares.
                         ----------------

          (a) The maximum aggregate number of Shares with respect to which Options may be granted at any time shall be equal to the excess of:

          (i)  166,638 Shares; over

          (ii)  the sum of:

               (A) the number of Shares with respect to which previously granted Options may then or may in the future be exercised; plus

               (B) the number of Shares with respect to which previously granted Options have been exercised;

subject to adjustment pursuant to section 7.3.

          (b) Options to purchase an aggregate maximum of 49,991 Shares (subject to adjustment pursuant to section 7.3) may be granted to Eligible Directors, and Options to purchase a maximum of 8,332 Shares (subject to adjustment pursuant to section 7.3) may be granted to any one Eligible Director.

          (c) Options to purchase a maximum of 41,659 Shares (subject to adjustment pursuant to section 7.3) may be granted to any one Eligible Employee.

          (d) For purposes of this section 3.1, an Option shall not be considered as having been exercised to the extent that such Option terminates by reason other than the purchase of related Shares; provided, however, that for purposes of meeting the requirements of section 162(m) of the Code, no Eligible Employee who is a covered employee (within the meaning of section 162(m) of the Code) shall receive grants of Options for an aggregate number of Shares that is in excess of the amount specified for him under this section 3.1, computed as if any Option which is canceled or forfeited reduced the maximum number of Shares.



                                  Article IV
                                  ----------

                                 Administration
                                 --------------


          Section 4.1   Committee.
                        ---------

          The Plan shall be administered by a committee (the "Committee") consisting of all members of the Board or, if designated by the Board, solely of Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.


          Section 4.2   Committee Action.
                        ----------------

          The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meet-ing at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.


          Section 4.3   Committee Responsibilities.
                        --------------------------

          Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

          (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to the Options, if any, to be granted, and the terms and conditions thereof;

          (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

          (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.



                                   Article V
                                   ---------

                              Stock Option Grants
                              -------------------


          Section 5.1   Grant of Options.
                        ----------------

          (a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Employee or an Eligible Director an Option to purchase Shares. An Option for Eligible Employees must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option. An Option for an Eligible Director shall be a Non-Qualified Stock Option.

          (b) Any Option granted under this section 5.1 shall be evidenced by a written agreement which shall:

          (i) specify the number of Shares covered by the Option determined in accordance with section 5.2;

          (ii) specify the Exercise Price, determined in accordance with section 5.3, for the Shares subject to the Option;

          (iii) specify the Option Period determined in accordance with section 5.4;

          (iv) set forth specifically or incorporate by reference the applicable provisions of the Plan; and

          (v) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to an Option granted to an Eligible Employee or an Eligible Director.


          Section 5.2   Size of Option.
                        --------------

          Subject to section 3.1 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee or Eligible Director may be granted Options shall be determined by the Committee, in its discretion.


          Section 5.3   Exercise Price.
                        --------------

          The price per Share at which an Option granted to an Eligible Employee or Eligible Director shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.


          Section 5.4   Option Period.
                        -------------

          Subject to section 5.5, the Option Period during which an Option granted to an Eligible Employee may be exercised shall commence on the date specified by the Committee in the Option agreement and shall expire on the date specified in the Option agreement or, if no date is specified, on the earliest of:

          (a) in the case of an Option granted to an Eligible Employee:

               (i) the close of business on the last day of the three-month period commencing on the date of the Eligible Employee's termination of employment with the Employer, other than on account of death or Disability, Retirement or a Termination for Cause;

               (ii) the close of business on the last day of the one-year period commencing on the date of the Eligible Employee's termination of employment due to death, Disability or Retirement;

               (iii) the date and time when the Eligible Employee ceases to be an employee of the Employer due to a Termination for Cause; and

               (iv) the last day of the ten-year period commencing on the date on which the Option was granted; and

          (b) in the case of an Option granted to an Eligible Director:

               (i) removal for cause in accordance with the Employer's bylaws, or Termination for Cause; or

               (ii) the last day of the ten-year period commencing on the date on which the Option was granted.


          Section 5.5   Required Regulatory Provisions.
                        ------------------------------

          Notwithstanding anything contained herein to the contrary:

          (a) no Option shall be granted to an Eligible Employee or Eligible Director under the Plan prior to shareholder approval in accordance with section 8.10;

          (b) subject to section 9.2, each Option granted to an Eligible Employee or Eligible Director shall become exercisable no more rapidly than as follows:

               (i) prior to the first anniversary of the grant date, an Option shall not be exercisable;

               (ii) on and after the first anniversary, but prior to the second anniversary, of the grant date, an Option may be exercised as to a maximum of twenty percent (20%) of the Shares subject to the Option when granted;

               (iii) on and after the second anniversary, but prior to the third anniversary, of the grant date, an Option may be exercised as to a maximum of forty percent (40%) of the Shares subject to the Option when granted, including in such forty percent (40%) any optioned Shares purchased prior to such second anniversary;

               (iv) on and after the third anniversary, but prior to the fourth anniversary, of the grant date, an Option may be exercised as to a maximum of sixty percent (60%) of the Shares subject to the Option when granted, including in such sixty percent (60%) any optioned Shares purchased prior to such third anniversary;

               (v) on and after the fourth anniversary, but prior to the fifth anniversary, of the grant date, an Option may be exercised as to a maximum of eighty percent (80%) of the Shares subject to the Option when granted, including in such eighty percent (80%) any optioned Shares purchased prior to such fourth anniversary; and

               (vi) on and after the fifth anniversary of the grant date and for the remainder of the Option Period, an Option may be exercised as to the entire number of optioned Shares not theretofore purchased;

     provided, however, that such an Option shall become fully exercisable, and all optioned Shares not previously purchased shall become available for purchase, on the date of the Option holder's death or Disability while in the service of an Employer.

          (c) The Option Period of any Option granted hereunder, whether or not previously vested, shall be suspended as of the time and date at which the Option holder has received notice from the Board that his or her employment is subject to a possible Termination for Cause, or in the case of an Eligible Director, removal for cause in accordance with the Employer's by-laws. Such suspension shall remain in effect until the Option holder receives official notice from the Board that he or she has been cleared of any possible Termination for Cause, or in the case of an Eligible Director, removal for cause, at which time, the original Exercise Period shall be reinstated without any adjustment for the intervening suspended period. In the event that the Option Period under section 5.4 expires during such suspension, the Company shall pay to the Eligible Employee, within 30 days after his reinstatement as an employee of the Company, damages equal to the value of the expired Options (based on the Fair Market Value of a Share as of the expiration of the Option Period less the Exercise Price of such Options).

          (d) No Option granted to an Eligible Employee or Eligible Director hereunder, whether or not previously vested, shall be exercised after the time and date at which the Option holder's services with the Employer are terminated in a Termination for Cause, or, in the case of an Eligible Director, removal for cause in accordance with the Employer's by-laws.


          Section 5.6   Additional Restrictions on Incentive Stock Options.
                        --------------------------------------------------

          An Option granted to an Eligible Employee designated by the Committee to be an Incentive Stock Option shall be subject to the following limitations:

          (a) If, for any calendar year, the sum of (i) plus (ii) exceeds $100,000, where (i) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to an Option intended to be an Incentive Stock Option which first be come available for purchase during such calendar year, and (ii) equals the Fair Market Value (determined as of the date of grant) of Shares subject to any other options intended to be Incentive Stock Options and previously granted to the same Eligible Employee which first become exercisable in such calendar year, then that number of Shares optioned which causes the sum of (i) and (ii) to exceed $100,000 shall be deemed to be Shares optioned pursuant to a Non-Qualified
     Stock Option or Non-Qualified Stock Options, with the same terms as the Option or Options intended to be an Incentive Stock Option;

          (b) The Exercise Price of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company shall not be less than 110% of the Fair Market Value of a Share, and if an Option designated as an Incentive Stock Option shall be granted at an Exercise Price that does not satisfy this requirement, the designated Exercise Price shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

          (c) The Option Period of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company, shall expire no later than the fifth anniversary of the date on which the Option was granted, and if an Option designated as an Incentive Stock Option shall be granted for an Option Period that does not satisfy this requirement, the designated Option Period shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

          (d) An Incentive Stock Option that is exercised during its designated Option Period but more than:

               (i) three (3) months after the termination of employment with the Company, a parent or a subsidiary (other than on account of disability within the meaning of section 22(e)(3) of the Code or death) of the Eligible Employee to whom it was granted; and

               (ii) one (1) year after such individual's termination of employment with the Company, a parent or a subsidiary due to disability (within the meaning of section 22(e)(3) of the Code) or death;

     may be exercised in accordance with the terms but shall at the time of exercise be treated as a Non-Qualified Stock Option; and

          (e) Except with the prior written approval of the Committee, no individual shall dispose of Shares acquired pursuant to the exercise of an Incentive Stock Option until after the later of (i) the second anniversary of the date on which the Incentive Stock Option was granted, or (ii) the first anniversary of the date on which the Shares were acquired.

                                  Article VI
                                  ----------

                             Options -- In General
                             ---------------------


          Section 6.1   Method of Exercise.
                        ------------------

          (a) Subject to the limitations of the Plan and the Option agreement, an Option holder may, at any time during the Option Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain unpurchased. An Option holder shall exercise an Option to purchase Shares by:

          (i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Option;

          (ii) delivering to the Committee full payment, consistent with section 6.1(b), for the Shares as to which the Option is to be exercised; and

          (iii) satisfying such other conditions as may be prescribed in the Option agreement.

          (b) The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, if and to the extent permitted by the Committee, by one or more of the following: (i) in the form of Shares already owned by the Option holder having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; (ii) by requesting the Company to cancel without payment Options outstanding to such Person for that number of Shares whose aggregate Fair Market Value on the date of exercise, when reduced by their aggregate Exercise Price, equals the aggregate Exercise Price of the Options being exercised; or (iii) by a combination thereof. Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

          (c) When the requirements of section 6.1(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 7.3.

          Section 6.2   Limitations on Options.
                        ----------------------

          (a) An Option by its terms shall not be transferable by the Option holder other than to Family Members or Non-profit Organizations or by will or by the laws of descent and distribution and shall be exercisable, during the lifetime of the Option holder, only by the Option holder, a Family Member or a Non-profit Organization. Any such transfer shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and shall be recognized only if such notice is received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Option, all of the rights, privileges and obligations which would attach thereunder to the transferor if the Option were issued to such transferor. If a privilege of the Option depends on the life, employment or other status of the transferor, such privilege of the Option for the transferee shall continue to depend on the life, employment or other status of the transferor. The Committee shall have full and exclusive authority to interpret and apply the provisions of this Plan to transferees to the extent not specifically described herein. Notwithstanding the foregoing, an Incentive Stock Option is not transferable by an Eligible Employee other than by will or the laws of descent and distribution, and is exercisable, during his lifetime, solely by him.

          (b) The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.



                                  Article VII
                                  -----------

                           Amendment and Termination
                           -------------------------


          Section 7.1   Termination.
                        -----------

          The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the day preceding the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Options theretofore granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Option agreements evidencing such Options.

          Section 7.2   Amendment.
                        ---------

          The Board may amend or revise the Plan in whole or in part at any time; provided, however, that, to the extent required to comply with section 162(m) of the Code, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision.


          Section 7.3   Adjustments in the Event of a Business Reorganization.
                        -----------------------------------------------------

          (a) In the event of any merger, consolidation, or other business reorganization in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each Person who is then a holder of record of Shares, the number of Shares covered by each outstanding Option and the number of Shares available to any individual or group of individuals pursuant to section 3.1 shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a Person who, immediately prior to such event, was the holder of record of one Share, and the Exercise Price of the Options shall be adjusted by dividing the Exercise Price by such number of Shares; provided, however, that the Committee may, in its discretion, establish another appropriate method of adjustment.

          (b) In the event of any merger, consolidation, or other business reorganization in which the Company is not the surviving entity, any Options granted under the Plan which remain outstanding shall be converted into options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate exercise price and the value exchanged for outstanding Shares in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per optioned Share equal to the excess (if any) of the value exchanged for an outstanding Share in such merger, consolidation or other business reorganization over the Exercise Price of the Option being canceled.

                                 Article VIII
                                 ------------

                                 Miscellaneous
                                 -------------


          Section 8.1   Status as an Employee Benefit Plan.
                        ----------------------------------

          This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory require ments of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.


          Section 8.2   No Right to Continued Employment.
                        --------------------------------

          Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Director or Eligible Employee any right to a continuation of his or her position as a director or employee of the Company. The Employers reserve the right to remove any Eligible Director or dismiss any Eligible Employee or otherwise deal with any Eligible Director or Eligible Employee to the same extent as though the Plan had not been adopted.


          Section 8.3   Construction of Language.
                        ------------------------

          Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.


          Section 8.4   Governing Law.
                        -------------

          The Plan shall be construed, administered and enforced according to the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law. The Plan shall be construed to comply with applicable FDIC Regulations.

          Section 8.5   Headings.
                        --------

          The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.


          Section 8.6   Non-Alienation of Benefits.
                        --------------------------

          The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.


          Section 8.7   Taxes.
                        -----

          The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option under the Plan any taxes required by law to be withheld with respect to such Option. Where any Person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require such Person to pay the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount re quired to be withheld.


          Section 8.8   Notices.
                        -------

          Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

          (a)  If to the Committee:

               Rome Bancorp, Inc.
               100 West Dominick Street
               Rome, New York 13440-5810

               Attention:     Corporate Secretary
                              -------------------

          (b) If to an Option holder, to the Option holder's address as shown in the Employer's records.

          Section 8.9   Required Regulatory Provisions.
                        ------------------------------

          The grant and settlement of Options under this Plan shall be conditioned upon and subject to compliance with section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.


          Section 8.10  Approval of Shareholders.
                        ------------------------

          The Plan shall not be effective or implemented unless approved by the holders (other than Rome, MHC) of a majority of the total votes eligible to be cast at any duly called annual or special meeting of the Company. No Option shall be granted prior to the date on which the Plan becomes effective.


                                  Article IX
                                  ----------

         Additional Provisions Subject to Further Shareholder Approval
         -------------------------------------------------------------


          Section 9.1   Accelerated Vesting Upon Retirement or Change in
                        ------------------------------------------------
     Control.
     -------

          Notwithstanding anything in the Plan to the contrary, but subject to section 9.3: (a) in the event that any Option holder terminates service with the Employer and such termination constitutes a Retirement, all Options outstanding to such holder on the date of his Retirement shall, to the extent not already exercisable, become exercisable upon Retirement; and (b) in the event of a Change in Control, all Options outstanding under the Plan on the date of the Change in Control shall, to the extent not already exercisable, become exercisable on the date of the Change in Control.


          Section 9.2   Discretion to Establish Vesting Schedules.
                        ------------------------------------------

          Notwithstanding anything in the Plan to the contrary, but subject to section 9.3, section 5.5(b) shall apply in determining the exercisability of Options granted to Eligible Employees only if no different vesting schedule is established by the Committee and specified in the agreement evidencing an outstanding Option.


          Section 9.3   No Effect Prior to Shareholder Approval.
                        ---------------------------------------

          Notwithstanding anything contained in this Article IX to the contrary, the provisions of this Article IX shall not be applied, and shall be of no force or effect, unless and until the shareholders of the Company shall have approved such provisions by affirmative vote of the holders of a majority of the Shares represented in person or by proxy and entitled to vote at a meeting of shareholders duly called and held after October 6, 2000.

                                                                       Exhibit B



                               Rome Bancorp, Inc.

                      2000 Recognition and Retention Plan



                         ______________________________



                           Adopted on March 22, 2000
                          Effective as of May 3, 2000

                              Rome Bancorp, Inc.
                              ------------------
                      2000 Recognition and Retention Plan
                      -----------------------------------

                                   Article I
                                   ---------

                                    PURPOSE
                                    -------

Section 1.1    General Purpose of the Plan...........................  1
               ---------------------------

                                  Article II
                                  ----------

                                  Definitions
                                  -----------

Section 2.1     Award................................................  1
                -----
Section 2.2     Award Notice.........................................  1
                ------------
Section 2.3     Bank.................................................  1
                ----
Section 2.4     Beneficiary..........................................  1
                -----------
Section 2.5     Board................................................  1
                -----
Section 2.6     Change of Control....................................  2
                -----------------
Section 2.7     Code.................................................  3
                ----
Section 2.8     Committee............................................  3
                ---------
Section 2.9     Company..............................................  3
                -------
Section 2.10    Disability...........................................  3
                ----------
Section 2.11    Disinterested Board Member...........................  3
                --------------------------
Section 2.12    Effective Date.......................................  4
                --------------
Section 2.13    Eligible Director....................................  4
                -----------------
Section 2.14    Eligible Employee....................................  4
                -----------------
Section 2.15    Employer.............................................  4
                --------
Section 2.16    Exchange Act.........................................  4
                ------------
Section 2.17    FDIC Regulations.....................................  4
                ----------------
Section 2.18    Person...............................................  4
                ------
Section 2.19    Plan.................................................  4
                ----
Section 2.20    Retirement...........................................  4
                ----------
Section 2.21    Share................................................  5
                -----
Section 2.22    Trust................................................  5
                -----
Section 2.23    Trust Agreement......................................  5
                ---------------
Section 2.24    Trust Fund...........................................  5
                ----------
Section 2.25    Trustee..............................................  5
                -------


                                  Article III
                                  -----------

                          Shares Available Under Plan
                          ---------------------------

Section 3.1    Shares Available Under Plan...........................  5
               ---------------------------

                                  Article IV
                                  ----------

                                Administration
                                --------------

Section 4.1    Committee.............................................  6
               ---------
Section 4.2    Committee Action......................................  6
               ----------------
Section 4.3    Committee Responsibilities............................  6
               --------------------------

                                   Article V
                                   ---------

                                The Trust Fund
                                --------------

Section 5.1    Contributions.........................................  7
               --------------
Section 5.2    The Trust Fund........................................  7
               --------------
Section 5.3    Investments...........................................  7
               -----------

                                  Article VI
                                  ----------

                                    Awards
                                    ------

Section 6.1    To Eligible Directors.................................  8
               ---------------------
Section 6.2    To Eligible Employees.................................  8
               ---------------------
Section 6.3    Awards in General.....................................  8
               -----------------
Section 6.4    Share Allocations.....................................  9
               -----------------
Section 6.5    Dividend Rights.......................................  9
               ---------------
Section 6.6    Voting Rights.........................................  9
               -------------
Section 6.7    Tender Offers......................................... 10
               -------------
Section 6.8    Limitations on Awards................................. 10
               ---------------------

                                  Article VII
                                  -----------

                           Vesting and Distribution
                           ------------------------

Section 7.1    Vesting of Awards..................................... 11
               -----------------
Section 7.2    Designation of Beneficiary............................ 11
               --------------------------
Section 7.3    Manner of Distribution................................ 11
               ----------------------
Section 7.4    Taxes................................................. 12
               -----


                                 Article VIII
                                 ------------

                           Amendment and Termination
                           -------------------------

Section 8.1    Termination............................................ 13
               -----------
Section 8.2    Amendment.............................................. 13
               ---------
Section 8.3    Adjustments in the Event of a Business Reorganization.. 13
               -----------------------------------------------------

                                  Article IX
                                  ----------

                                 Miscellaneous
                                 -------------

Section 9.1    Status as an Employee Benefit Plan..................... 14
               ----------------------------------
Section 9.2    No Right to Continued Employment....................... 14
               --------------------------------
Section 9.3    Construction of Language............................... 14
               ------------------------
Section 9.4    Governing Law.......................................... 14
               -------------
Section 9.5    Headings............................................... 15
               --------
Section 9.6    Non-Alienation of Benefits............................. 15
               --------------------------
Section 9.7    Notices................................................ 15
               -------
Section 9.8    Required Regulatory Provisions......................... 15
               ------------------------------
Section 9.9    Approval of Shareholders............................... 16
               ------------------------



                                   Article X
                                   ---------

         Additional Provisions Subject to Further Shareholder Approval
         -------------------------------------------------------------

Section 10.1   Accelerated Vesting Upon Retirement or
               --------------------------------------
               Change in Control....................................... 16
               -----------------
Section 10.2   Discretion to Establish Vesting Schedules............... 16
               -----------------------------------------
Section 10.3   No Effect Prior to Stockholder Approval................. 16
               ---------------------------------------

                              Rome Bancorp, Inc.
                              ------------------
                      2000 Recognition and Retention Plan
                      -----------------------------------


                                   Article I
                                   ---------

                                    Purpose
                                    -------


           Section 1.1   General Purpose of the Plan.
                         ---------------------------

          The purpose of the Plan is to promote the growth and profitability of Rome Bancorp, Inc. and its affiliated companies and to provide eligible directors, certain key officers and employees of Rome Bancorp, Inc. and its affiliated companies with an incentive to achieve corporate objectives, to attract and retain directors, key officers and employees of outstanding competence and to provide such directors, officers and employees with an equity interest in Rome Bancorp, Inc. and its affiliated companies.



                                  Article II
                                  ----------

                                  Definitions
                                  -----------


          The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

           Section 2.1   Award means a grant of Shares to an Eligible Director
                         -----
or Eligible Employee pursuant to section 6.1 or 6.2.

          Section 2.2    Award Notice means, with respect to a particular Award,
                         ------------
a written instrument signed by the Company and the Awards recipient evidencing the granting of the Award and establishing the terms and conditions thereof.

           Section 2.3   Bank means The Rome Savings Bank, a New York-chartered
                         ----
stock savings bank, and any successor thereto.

          Section 2.4    Beneficiary means the Person designated by an Eligible
                         -----------
Director or Eligible Employee pursuant to section 7.2, to receive distribution of any Shares available for distribution to such Eligible Director or Eligible Employee, in the event such Eligible Director or Eligible Employee dies prior to receiving distribution of such Shares.

           Section 2.5   Board means the Board of Directors of the Company.
                         -----

           Section 2.6   Change of Control means any of the following events:
                         -----------------

          (a) the consummation of a reorganization, merger or consolidation of the Company with one or more other persons, other than a transaction following which:

               (i) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act")) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company; and

               (ii) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

          (b) the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert;

          (c) a complete liquidation or dissolution of the Company;

          (d) the occurrence of any event if, immediately following such event, at least 50% of the members of the board of directors of the Company do not belong to any of the following groups:

               (i) individuals who were members of the board of directors of the Company on the Effective Date; or

               (ii) individuals who first became members of the board of directors of the Company after the Effective Date either:

                    (A) upon election to serve as a member of the board of
               Directors of the Company by affirmative vote of three-quarters of the members of such board, or of a nominating committee thereof, in office at the time of such first election; or

                    (B) upon election by the shareholders of the Company to
               serve as a member of such board, but only if nominated for election by affirmative vote of three-quarters of the members of the board of directors of the Company, or of a nominating committee thereof, in office at the time of such first nomination;

          provided, however, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the board of directors of the Company;

          (e) approval by the stockholders of the Company of any agreement, plan or arrangement for the consummation of a transaction which, if consummated, would result in the occurrence of an event described in section 2.6(a),
     (b), (c) or (d); or

          (f) any event which would be described in section 2.6(a), (b), (c),
     (d) or (e) if the term "Bank" were substituted for the term "Company" therein.

In no event, however, shall a Change of Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank, or a subsidiary of either of them, by the Company, the Bank, or any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this section 2.6, the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

          Section 2.7    Code means the Internal Revenue Code of 1986 (including
                         ----
the corresponding provisions of any succeeding law).

          Section 2.8   Committee means the Committee described in section 4.1.
                        ---------

          Section 2.9    Company means Rome Bancorp, Inc., a corporation
                         -------
organized and existing under the laws of the State of Delaware, and any successor thereto.

          Section 2.10   Disability means a condition of total incapacity,
                         ----------
mental or physical, for further performance of duty with the Company which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

          Section 2.11   Disinterested Board Member means a member of the Board
                         --------------------------
who (a) is not a current employee of the Company or a subsidiary, (b) does not receive remuneration from the Company or a subsidiary, either directly or indirectly, in any capacity other than as a director, except in an amount for which disclosure would not be required pursuant to Item 404(a) of the proxy solicitation rules of the Securities and Exchange Commission and (c) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or (b) of the proxy solicitation rules of the Securities and Exchange Commission. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act.

           Section 2.12  Effective Date means May 3, 2000.
                         --------------

          Section 2.13   Eligible Director means a member of the board of
                         -----------------
directors of an Employer who is not also an employee of any Employer.

          Section 2.14   Eligible Employee means any employee whom the Committee
                         -----------------
may determine to be a key officer or employee of the Employer and selects to receive an Award pursuant to the Plan.

          Section 2.15   Employer means the Company, the Bank and any successor
                         --------
thereto and, with the prior approval of the Board of Directors of the Company, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Employee or Eligible Director, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

           Section 2.16  Exchange Act means the Securities and Exchange Act of
                         ------------
1934, as amended.

           Section 2.17  FDIC Regulations means the rules and regulations of the
                         ----------------
Federal Deposit Insurance Corporation.

          Section 2.18   Person means an individual, a corporation, a bank, a
                         ------
savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

           Section 2.19  Plan means the Rome Bancorp, Inc. 2000 Recognition and
                         ----
Retention Plan as amended from time to time.

          Section 2.20   Retirement means, with respect to any individual,
                         ----------
termination of all service for all Employers as a director, officer and employee at or after the normal or early retirement date set forth in any tax-qualified plan of the Bank, whether or not the individual in question actually participates in any such tax-qualified plan of the Bank.

           Section 2.21  Share means a share of common stock of Rome Bancorp,
                         -----
Inc., par value $.01 per share.

          Section 2.22  Trust means the legal relationship created by the Trust
                         -----
Agreement pursuant to which the Trustee holds the Trust Fund in trust. The Trust may be referred to as the "Recognition and Retention Plan Trust of Rome Bancorp, Inc."

          Section 2.23   Trust Agreement means the agreement between Rome
                         ---------------
Bancorp, Inc. and the Trustee therein named or its successor pursuant to which the Trust Fund shall be held in trust.

          Section 2.24   Trust Fund means the corpus (consisting of
                         ----------
contributions paid over to the Trustee, and investments thereof), and all earnings, appreciations or additions thereof and thereto, held by the Trustee under the Trust Agreement in accordance with the Plan, less any depreciation thereof and any payments made therefrom pursuant to the Plan.

          Section 2.25   Trustee means the Trustee of the Trust Fund from time
                         -------
to time in office. The Trustee shall serve as Trustee until it is removed or resigns from office and is replaced by a successor Trustee or Trustees appointed by Rome Bancorp, Inc.


                                  Article III
                                  -----------

                          Shares Available Under Plan
                          ---------------------------


           Section 3.1   Shares Available Under Plan.
                         ---------------------------

          (a) The maximum number of Shares available for Awards under the Plan shall be 49,991, subject to adjustment pursuant to section 8.3.

          (b) An aggregate maximum of 14,997 Shares (subject to adjustment pursuant to section 8.3) may be granted as Awards to Eligible Directors, and a maximum of 2,499 Shares (subject to adjustment pursuant to section 8.3) may be granted as Awards to any one Eligible Director.

          (c) A maximum of 12,497 Shares (subject to adjustment pursuant to section 8.3) may be granted as Awards to any one Eligible Employee.

                                  Article IV
                                  ----------

                                Administration
                                --------------


           Section 4.1   Committee.
                         ---------

          The Plan shall be administered by a committee (the "Committee") consisting of all members of the Board, or if designated by the Board, solely of Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.


           Section 4.2   Committee Action.
                         ----------------

          The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.


           Section 4.3   Committee Responsibilities.
                         --------------------------

          Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

          (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for Awards under the Plan, the amount of Shares, if any, to be granted pursuant to an Award, and the terms and conditions of such Award;

          (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

          (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.



                                   Article V
                                   ---------

                                The Trust Fund
                                --------------


           Section 5.1   Contributions.
                         -------------

          Rome Bancorp, Inc. shall contribute, or cause to be contributed, to the Trust, from time to time, such amounts of money or property as shall be determined by the Board, in its discretion. No contributions by Eligible Directors or Eligible Employees shall be permitted.


           Section 5.2   The Trust Fund.
                         --------------

          The Trust Fund shall be held and invested under the Trust Agreement with the Trustee. The provisions of the Trust Agreement shall include provisions conferring powers on the Trustee as to investment, control and disbursement of the Trust Fund, and such other provi sions not inconsistent with the Plan as may be prescribed by or under the authority of the Board. No bond or security shall be required of any Trustee at any time in office.


           Section 5.3   Investments.
                         -----------

          The Trustee shall invest the Trust Fund in Shares and in such other investments as may be permitted under the Trust Agreement, including savings accounts, time or other interest bearing deposits in or other interest bearing obligations of the Company, in such proportions as shall be determined by the Committee; provided, however, that in no event shall the Trust Fund be used to purchase more than 49,991 Shares (subject to adjustment pursuant to section 8.3). Notwithstanding the immediately preceding sentence, the Trustee may temporarily invest the Trust Fund in short-term obligations of, or guaranteed by, the U.S. Government or an agency thereof, or the Trustee may retain the Trust Fund uninvested or may sell assets of the Trust Fund to provide amounts required for purposes of the Plan.

                                  Article VI
                                  ----------

                                    Awards
                                    ------


           Section 6.1   To Eligible Directors.
                         ---------------------

          Subject to the limitations of the Plan and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Director may be granted an Award shall be determined by the Committee in its discretion; provided, however, that in no event shall the number of Shares allocated to an Eligible Director in an Award exceed the number of Shares then held in the Trust and not allocated in connection with other Awards.


           Section 6.2   To Eligible Employees.
                         ---------------------

          Subject to the limitations of the Plan and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee may be granted an Award shall be determined by the Committee in its discretion; provided, however, that in no event shall the number of Shares allocated to an Eligible Employee in an Award exceed the number of Shares then held in the Trust and not allocated in connection with other Awards.


           Section 6.3   Awards in General.
                         -----------------

          Any Award shall be evidenced by an Award Notice issued by the Committee to the Eligible Director or Eligible Employee, which notice shall:

          (a) specify the number of Shares covered by the Award;

          (b) specify the date of grant of the Award;

          (c) specify the dates on which such Shares shall become vested; and

          (d) contain such other terms and conditions not inconsistent with the Plan as the Board or Committee may, in its discretion, prescribe.

           Section 6.4   Share Allocations.
                         -----------------

          Upon the grant of an Award to an Eligible Director or Eligible Employee, the Committee shall notify the Trustee of the Award and of the number of Shares subject to the Award. Thereafter, until such time as the Shares subject to such Award become vested or are forfeited, the books and records of the Trustee shall reflect that such number of Shares have been awarded to such Award recipient.


           Section 6.5   Dividend Rights.
                         ---------------

          (a) Unless the Committee determines otherwise with respect to any Award and specifies such determination in the relevant Award Notice, any cash dividends or distributions declared and paid with respect to Shares subject to the Award that are, as of the record date for such dividend, allocated to an Eligible Director or Eligible Employee in connection with such Award shall be promptly paid to and retained by such Eligible Director or Eligible Employee. Any cash dividends declared and paid with respect to Shares that are not, as of the record date for such dividend, allocated to any Eligible Director or Eligible Employee in connection with any Award shall, at the direction of the Committee, be held in the Trust or used to pay the administrative expenses of the Plan, including any compensation due to the Trustee.

          (b) Unless the Committee determines otherwise with respect to any Award and specifies such determination in the relevant Award Notice, any dividends or distributions declared and paid in property other than cash with respect to Shares shall be subject to the same vesting and other restrictions as the Shares to which the Award relates. Any such dividends declared and paid with respect to Shares that are not, as of the record date for such dividend, allocated to any Eligible Director or Eligible Employee in connection with any Award shall, at the direction of the Committee, be held in the Trust or used to pay the administrative expenses of the Plan, including any compensation due to the Trustee or, in the case of a stock dividend, used for future Awards.


           Section 6.6   Voting Rights.
                         -------------

          (a) Each Eligible Director or Eligible Employee to whom an Award has been made that is not fully vested shall have the right to exercise, or direct the exercise of, all voting rights appurtenant to unvested Shares related to such Award. Such a direction for any Shares as to which the Eligible Director or Eligible Employee is not the record owner shall be given by completing and filing, with the inspector of elections, the Trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Employee, then the voting rights appurtenant to the Shares allocated to him shall not be exercised.

          (b) To the extent that the Trust Fund contains Shares that are not allocated in connection with an Award, all voting rights appurtenant to such Shares shall be exercised by the Trustee in such manner as the Committee shall direct to reflect the voting directions given by Eligible Directors or Eligible Employees with respect to Shares allocated in connection with their Awards.

          (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director or Eligible Employee who is not the record holder of the Shares relating to his or her Award all annual reports, proxy materials and other information furnished by Rome Bancorp, Inc., or by any proxy solicitor, to the holders of Shares.


           Section 6.7   Tender Offers.
                         -------------

          (a) Each Eligible Director or Eligible Employee to whom an Award has been made that is not fully vested shall have the right to respond, or to direct the response, with respect to the Shares related to such Award, to any tender offer, exchange offer or other offer made to the holders of Shares. Such a direction for any Shares as to which the Eligible Director or Eligible Employee is not the record owner shall be given by completing and filing, with the inspector of elections, the Trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Employee, then the Shares shall not be tendered or exchanged.

          (b) To the extent that the Trust Fund contains Shares that are not allocated in connection with an Award, all responses to tender, exchange and other offers appurtenant to such Shares shall be given by the Trustee in such manner as the Committee shall direct to reflect the responses given by Eligible Directors or Eligible Employees with respect to Shares allocated in connection with their Awards.

          (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director or Eligible Employee, all information furnished by the offeror to the holders of Shares.

           Section 6.8   Limitations on Awards.
                         ---------------------

          (a) No Award shall be granted under the Plan prior to the date on which the Plan is approved by shareholders pursuant to section 9.9.

          (b) An Award by its terms shall not be transferable by the Eligible Director or Eligible Employee other than by will or by the laws of descent and distribution, and the Shares granted pursuant to such Award and held in the Trust shall be distributable, during the lifetime of the Recipient, only to the Recipient.

                                  Article VII
                                  -----------

                           Vesting and Distribution
                           ------------------------


           Section 7.1   Vesting of Awards.
                         -----------------

          Subject to the terms and conditions of the Plan, unless otherwise determined by the Committee and specified in the Award Notice relating to an Award as permitted in Article X, Shares subject to each Award granted to an Eligible Director or Eligible Employee under the Plan shall become vested as follows: (i) twenty percent (20%) of such Shares shall become vested as of the first anniversary of the date of grant; (ii) an additional twenty percent (20%) of such Shares shall become vested as of the second anniversary of the date of grant; (iii) an additional twenty percent (20%) of such Shares shall become as of the third anniversary of the date of grant; (iv) an additional twenty percent (20%) of such Shares shall become vested as of the fourth anniversary of the date of grant; (v) an additional twenty percent (20%) of such Shares shall become vested as of the fifth anniversary of the date of grant; and provided, further, an Award shall become 100% vested upon the Award recipient's death or Disability.


           Section 7.2   Designation of Beneficiary.
                         --------------------------

          An Eligible Director or Eligible Employee who has received an Award may designate a Beneficiary to receive any undistributed Shares that are, or become, available for distribution on, or after, the date of his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by an Eligible Director or Eligible Employee dies prior to the Eligible Director or Eligible Employee, or in the event that no Beneficiary has been designated, any undistributed Shares that are, or become, available for distribution on, or after, the Eligible Director's or Eligible Employee's death shall be paid to the executor or administrator of the Eligible Director's or Eligible Employee's estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select.


           Section 7.3   Manner of Distribution.
                         ----------------------

          (a) Except as provided in section 7.3(b), as soon as practicable following the date any Shares granted pursuant to an Award become vested pursuant to sections 7.1, the Committee shall take such actions as are necessary to cause the transfer of record ownership of the Shares that have become vested from the Trustee to the Award holder and shall cause the Trustee to distribute to the Award holder all property other than Shares then being held in connection with the Shares being distributed.

          (b) The Committee may, in its discretion, cause the transfer to an Award recipient of record ownership of the Shares subject to such Award that have not yet vested. Any such Shares shall be held in certificated form only, and the certificate therefor shall bear the following or a substantially similar legend:

          The securities evidenced hereby are subject to the terms of an Award Notice dated [date] between the issuer and [name of Award recipient] pursuant to the Rome Bancorp, Inc. 2000 Recognition and Retention Plan, a copy of which is on file with the issuer and may be inspected at the issuer's executive offices at 100 West Dominick Street, Rome, New York. No sale, transfer, hypothecation or other disposition of these securities may be made except in compliance with the terms of such Award Notice and the terms of the Plan.

          (c) The Company's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the in vestment intention of the Eligible Director or Eligible Employee or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be pro vided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.


           Section 7.4   Taxes.
                         -----

          The Company, the Committee or the Trustee shall have the right to require any person entitled to receive Shares pursuant to an Award to pay the amount of any tax which is required to be withheld with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

                                 Article VIII
                                 ------------

                           Amendment and Termination
                           -------------------------


           Section 8.1   Termination.
                         -----------

          The Board may suspend or terminate the Plan in whole or in part at any time by giving written notice of such suspension or termination to the Committee; provided, however, that the Plan may not be terminated while there are outstanding Awards that may thereafter become vested. Upon the termination of the Plan, the Trustee shall make distributions from the Trust Fund in such amounts and to such persons as the Committee may direct and shall return the remaining assets of the Trust Fund, if any, to Rome Bancorp, Inc.


           Section 8.2   Amendment.
                         ---------

          The Board may amend or revise the Plan in whole or in part at any time; provided, however, that no such amendment or revision shall alter the stockholder approval standard set forth in Article X as a condition precedent to the effectiveness of Article X or otherwise directly or indirectly give effect to the substance of the provisions of Article X without compliance with the stockholder approval requirement set forth therein.


           Section 8.3   Adjustments in the Event of a Business Reorganization.
                         -----------------------------------------------------

          (a) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which Rome Bancorp, Inc. is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each person who is then a holder of record of Shares, the number of Shares held or permitted to be held in the Trust Fund, the number of Shares covered by outstanding Awards, and the number of Shares available as Awards in total or to particular individuals or groups shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a person who, immediately prior to such event, was the holder of record of one Share, unless the Committee, in its discretion, establishes another appro priate method of adjustment.

          (b) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which Rome Bancorp, Inc. is not the sur viving entity, the Trustee shall hold in the Trust Fund any money, stock, securities or other property received by holders of record of Shares in connection with such merger, consolidation, or other business reorganization. Any Award with respect to which Shares had been allocated to an Eligible Director or Eligible Employee shall be adjusted by allocating to the Eligible Director or Eligible Employee receiving such Award the amount of money, stock, securities or other property received by the Trustee for the Shares allocated to such Eligible Director or Eligible Employee, and such money, stock, securities or other property shall be subject to the same terms and conditions of the Award that applied to the Shares for which it has been exchanged.


                                  Article IX
                                  ----------

                                 Miscellaneous
                                 -------------


           Section 9.1   Status as an Employee Benefit Plan.
                         ----------------------------------

          This Plan is not intended to satisfy the requirements for qualification under sec tion 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.


           Section 9.2   No Right to Continued Employment.
                         --------------------------------

          Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Director or Eligible Employee any right to continue in the service of any Employer. The Employers reserve the right to dismiss any Eligible Director or Eligible Employee or otherwise deal with any Eligible Director or Eligible Employee to the same extent as though the Plan had not been adopted.

           Section 9.3   Construction of Language.
                         ------------------------

          Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.


           Section 9.4   Governing Law.
                         -------------

          The Plan shall be construed and enforced in accordance with the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by the federal laws of the United States of America. The Plan shall be construed to comply with applicable FDIC Regulations.

           Section 9.5   Headings.
                         --------

          The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.


           Section 9.6   Non-Alienation of Benefits.
                         --------------------------

          The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.


           Section 9.7   Notices.
                         -------

          Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is personally delivered or 5 days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other:

          (a)  If to the Committee:

               Rome Bancorp, Inc.
               100 West Dominick Street
               Rome, New York 13440-5810

               Attention:  Corporate Secretary
                           -------------------

          (b) If to an Eligible Director or Eligible Employee, to the Eligible Director's or Eligible Employee's address as shown in the Employer's records.


           Section 9.8   Required Regulatory Provisions.
                         ------------------------------

          The making and payment of Awards under this Plan shall be conditioned upon and subject to compliance with section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

           Section 9.9   Approval of Shareholders.
                         ------------------------

          The Plan shall not be effective or implemented unless approved by the holders (other than Rome, MHC) of a majority of the total votes eligible to be cast at any duly called annual or special meeting of the Company. No award shall be made prior to the date on which the Plan becomes effective.



                                   Article X
                                   ---------

         Additional Provisions Subject to Further Shareholder Approval
         -------------------------------------------------------------


           Section 10.1  Accelerated Vesting Upon Retirement or Change in
                         ------------------------------------------------
     Control.
     -------

          Notwithstanding anything in the Plan to the contrary, but subject to section 10.3, unless otherwise determined by the Committee and specified in the Award Notice relating to an Award: (a) in the event that any Award Recipient terminates service with the Employer and such termination constitutes a Retirement, all Awards outstanding to such holder on the date of his Retirement shall, to the extent not already vested, become vested upon Retirement; and (b) in the event of a Change of Control, all Awards outstanding under the Plan on the date of the Change of Control shall, to the extent not already vested, become vested on the date of the Change of Control.


           Section 10.2  Discretion to Establish Vesting Schedules.
                         ------------------------------------------

          Notwithstanding anything in the Plan to the contrary, but subject to section 10.3, section 7.1 shall apply in determining the vesting of Awards only if no different vesting schedule is established by the Committee and specified in the Award Notice.


           Section 10.3  No Effect Prior to Stockholder Approval.
                         ---------------------------------------

          Notwithstanding anything contained in this Article X to the contrary, the provisions of this Article X shall not be applied, and shall be of no force or effect, unless and until the shareholders of the Company shall have approved such provisions by affirmative vote of the holders of a majority of the Shares represented in person or by proxy and entitled to vote at a meeting of shareholders duly called and held after October 6, 2000.

Rome Bancorp, Inc.                                              REVOCABLE PROXY



                     This Proxy is solicited on behalf of
                 the Board of Directors of Rome Bancorp, Inc.
       for the Annual Meeting of Stockholders to be held on May 3, 2000.

         The undersigned stockholder of Rome Bancorp, Inc. hereby appoints Charles M. Sprock and Bruce R. Engelbert, each of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Rome Bancorp, Inc. held of record by the undersigned on March 20, 2000, at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 6:30 p.m., Eastern Time, on May 3, 2000, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of the Annual Meeting of Stockholders and Proxy Statement, dated April 5, 2000 and upon such other matters as may properly come before the Annual Meeting. The undersigned hereby revokes all prior proxies.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted FOR the election of all nominees listed in Item 1 and FOR the proposals listed in Items 2, 3, 4 and 5.

          PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE
               AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

The Board of Directors unanimously recommends a vote "FOR" all of the nominees named in Item 1 and a vote "FOR" each of the proposals in Items 2, 3, 4 and 5.

I Will Attend Annual Meeting.           |_|

Please Mark Your Choice Like This
in Blue or Black Ink.                   |X|



1. Election of two Directors for terms of three years each.
   Nominees: Richard H. McMahon and Marion C. Scoville

                  For              Against           Abstain
                  |_|                |_|               |_|

--------------------------------------------------------------------------------


Instruction: TO WITHHOLD AUTHORITY to vote for any individual nominee, write that nominee's name in the space provided:


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2. Ratification of the appointment of KPMG LLP as independent auditors for the fiscal year ending December 31, 2000.

                  For              Against           Abstain
                  |_|                |_|               |_|


3. Approval of the Rome Bancorp, Inc. 2000 Stock Option Plan.

                  For              Against           Abstain
                  |_|                |_|               |_|


4. Approval of the Rome Bancorp, Inc. 2000 Recognition and Retention Plan.

                  For              Against           Abstain
                  |_|                |_|               |_|

5. Authorization of the Board of Directors, in its discretion, to direct the vote of proxies upon such matters incident to the conduct of the Annual Meeting as may properly come before the Annual Meeting, and any adjournment or postponement thereof, including, without limitation, a motion to adjourn the Annual Meeting.

                  For              Against           Abstain
                  |_|                |_|               |_|

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The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of
Stockholders and the Proxy Statement for the Annual Meeting dated April 5, 2000.

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Signature(s)

Dated:                                                 , 200_
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Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.